PURCHASE AND SALE AGREEMENT
between
KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH,
a German limited liability company,
for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH
AS SELLER

and

HINES GLOBAL REIT 50 SOUTH SIXTH LLC,
a Delaware limited liability company,
AS PURCHASER

Dated as of September 24, 2010

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS
Section 1.1.	Defined Terms

ARTICLE II	PURCHASE AND SALE
Section 2.1.	Agreement of Purchase and Sale
Section 2.2.	Property Defined
Section 2.3.	Purchase Price
Section 2.4.	Payment of the Purchase Price
Section 2.5.	Deposit of Earnest Money
Section 2.6.	Independent Consideration
Section 2.7.	Escrow Agent

ARTICLE III	TITLE AND SURVEY
Section 3.1.	Title Inspection
Section 3.2.	Title Examination
Section 3.3.	Permitted Exceptions
Section 3.4.	Conveyance of Title
Section 3.5.	Pre-Closing “Gap” Title Defects

ARTICLE IV	REVIEW OF PROPERTY
Section 4.2.	Right of Inspection
Section 4.3.	Environmental Reports
Section 4.4.	Tenant Estoppels
Section 4.5.	SNDAS

ARTICLE V	CLOSING
Section 5.1.	Time and Place
Section 5.2.	Seller’s Obligations at Closing
Section 5.3.	Purchaser’s Obligations at Closing
Section 5.4.	Credits and Prorations
Section 5.5.	Transaction Taxes and Closing Costs
Section 5.6.	Conditions Precedent to the Obligations of the Purchaser
Section 5.7.	Conditions Precedent to the Obligations of the Seller
Section 5.8.	Failure of Condition

ARTICLE VI	REPRESENTATIONS, WARRANTIES AND COVENANTS
Section 6.1.	Representations and Warranties of Seller
Section 6.2.	Knowledge Defined
Section 6.3.	Survival of Seller’s Representations and Warranties; Basket; Cap
Section 6.4.	Covenants of Seller
Section 6.5.	Representations and Warranties of Purchaser
Section 6.6.	Survival of Purchaser’s Representations and Warranties

ARTICLE VII	DEFAULT
Section 7.1.	Default by Purchaser
Section 7.2.	Default by Seller
Section 7.3.	Recoverable Damages

ARTICLE VIII	RISK OF LOSS
Section 8.1.	Minor Damage
Section 8.2.	Major Damage
Section 8.3.	Definition of “Major” Loss or Damage

ARTICLE IX	COMMISSIONS
Section 9.1.	Brokerage Commissions

ARTICLE X	DISCLAIMERS AND WAIVERS
Section 10.1.	NO RELIANCE ON DOCUMENTS
Section 10.2.	AS-IS SALE; DISCLAIMERS
Section 10.3.	SURVIVAL OF DISCLAIMERS

ARTICLE XI	MISCELLANEOUS
Section 11.1.	Confidentiality
Section 11.2.	Public Disclosure
Section 11.3.	Assignment
Section 11.4.	Notices
Section 11.5.	Modifications
Section 11.6.	Entire Agreement
Section 11.7.	Further Assurances
Section 11.8.	Counterparts
Section 11.9.	Facsimile or E-Mail Signatures
Section 11.10.	Severability
Section 11.11.	Applicable Law
Section 11.12.	No Third-Party Beneficiary
Section 11.13.	Captions
Section 11.14.	Construction
Section 11.15.	Recordation
Section 11.16.	Attorneys’ Fees
Section 11.17.	Computation of Time Periods
Section 11.18.	No Waiver; Cumulative Remedies
Section 11.19.	Exculpation of Seller and Related Parties
Section 11.20.	Discharge of Obligations
Section 11.21.	Reliability of Information
Section 11.22.	Purchaser Certificate and Release
Section 11.23.	Cooperation with Purchaser’s Auditors and SEC Filing Requirements

Exhibits

Exhibit A                                -           Description of Land
Exhibit B                                -           Title Commitment
Exhibit C                                -         List of Operating Agreements
Exhibit D                                -          List of Deliveries
Exhibit E                                -          List of Environmental Reports
Exhibit F	-	Schedule of Outstanding Brokerage Commissions, Tenant Allowances and Other Tenant Inducements
Exhibit G                                -          Form of Deed
Exhibit H                                -         Format of Closing Statement
Exhibit I                                -           Form of Bill of Sale
Exhibit J                                -           Form of Assignment of Leases
Exhibit K                                -           Form of Assignment of Contracts
Exhibit L                                -           Form of Tenant Notice Letter
Exhibit M                                -           Seller’s Disclosures
Exhibit N                                -           Schedule of Tenant Delinquencies
Exhibit O                                -           Schedule of Leases
Exhibit P                                -           Schedule of Commission Agreements
Exhibit Q                                -           Form of Withholding Escrow Agreement
Exhibit R                                -           Form of Owner’s Affidavit
Exhibit S                                -           Intentionally Deleted
Exhibit T-1                                -           Form of Required Tenant Estoppel for Dorsey
Exhibit T-2                                -           Form of Required Tenant Estoppel for Deloitte
Exhibit T-3                                -           Form of Required Tenant Estoppel for Tenants other than MajorTenants
Exhibit U                                -           Forms of PE20 And PE20A Certificate Of Real Estate Value AndCertificate Of Real Estate Value Supplemental Schedule
Exhibit V                                -           Insurance Schedule
Exhibit W                                -           Pending Renewals/Expansions
Exhibit X                                -           List of Security Deposits
Exhibit Y                                -           Certificate and Release
Exhibit Z                                -           Forms of Representation Letters

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT is made as of the 24th day of September, 2010 (the “Effective Date”), by and between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”) and HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (“Purchaser”).

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms.  The capitalized terms used herein will have the following meanings.

“Agreement” shall mean this Purchase and Sale Agreement, together with the exhibits and schedules attached hereto, as the same may be amended, restated, supplemented or otherwise modified.

“As Is” means, as and where the Property presently exists as of the Effective Date, including, without limitation, all faults, defects, claims, liens, and other conditions of every kind or description with respect to (a) physical and environmental condition of the Property, including defects seen and unseen and conditions natural and artificial, (b) the Permitted Exceptions, (c) the Operating Agreements, (d) the financial operation and condition of the Property, (e) compliance with all laws, ordinances, rules and regulations to which the Property is subject, (f) all claims, demands, actions or causes of action that relate in any way to the property or the ownership and operation thereof, whether known or unknown, and (g) all other matters related in any way to the ownership and operation of the Property, whether known or unknown.

“Assignment of Contracts” shall have the meaning assigned thereto in Section 5.2(d).

“Assignment of Leases” shall have the meaning assigned thereto in Section 5.2(c).

“Basket” shall have the meaning assigned thereto in Section 6.3.

“Bill of Sale” shall have the meaning assigned thereto in Section 5.2(b).

“Broker” shall have the meaning assigned thereto in Section 5.5.

“Cap” shall have the meaning assigned thereto in Section 6.3.

“CERCLA” shall have the meaning assigned thereto in Section 6.1(i).

“Certificate and Release” shall have the meaning assigned thereto in Section 11.22.

“Certificate Tax Amount” shall have the meaning assigned thereto in Section 6.4(c).

“Closing” shall have the meaning assigned thereto in Section 5.1.

“Closing Date” shall have the meaning assigned thereto in Section 5.1.

“Closing Statement” shall have the meaning assigned thereto in Section 5.2(l).

“Commission Agreements” shall have the meaning assigned thereto in Section 6.1.

“Confidential Documents” shall have the meaning assigned thereto in Section 4.2(d).

“Declaration” shall have the meaning assigned thereto in Section 5.2(n).

“Declaration Release” shall have the meaning assigned thereto in Section 5.2(n).

“Deed” shall have the meaning assigned thereto in Section 5.2(a).

“Deliveries” shall have the meaning assigned thereto in Section 4.1.

“Deloitte” shall mean Deloitte & Touche USA LLP, a Delaware limited liability partnership.

“Deposit” shall have the meaning assigned thereto in Section 2.5.

“Designated Representatives” shall have the meaning assigned thereto in Section 6.2.

“Dorsey” shall mean Dorsey & Whitney LLP, a Minnesota limited liability partnership.

“Dorsey Allowance” shall have the meaning assigned thereto in Section 5.4(b)(iii).

“Effective Date” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Environmental Laws” shall have the meaning assigned thereto in Section 6.1(i).

“Escrow Agent” shall have the meaning assigned thereto in Section 2.5.

“Escrowed Funds” shall have the meaning assigned thereto in Section 6.4(c).

“Expired Lease Memoranda” shall have the meaning assigned thereto in Section 3.3(a).

“Final Tax Liability” shall have the meaning assigned thereto in Section 6.4(c).

“Financial Institution” shall have the meaning assigned thereto in Section 6.1(l)(ii).

“FIRPTA Certificate” shall have the meaning assigned thereto in Section 6.4(c).

“Improvements” shall have the meaning assigned thereto in Section 2.1(b).

“Independent Contract Consideration” shall have the meaning assigned thereto in Section 2.6.

“Intangibles” shall have the meaning assigned thereto in Section 2.1(e).

“Issuing Bank” shall mean the issuer of the Letter of Credit.

“Land” shall have the meaning assigned thereto in Section 2.1(a).

“Leases” shall have the meaning assigned thereto in Section 2.1(d).

“Letter of Credit” shall mean a clean, irrevocable, unconditional letter of credit, issued by (and drawable upon) a financial institution acceptable to Seller in its reasonable discretion and otherwise on a form reasonably approved by Seller and Escrow Agent; the Letter of Credit shall have an expiration date no earlier than December 31, 2010, name the Escrow Agent as beneficiary, be in the face amount of $25,000,000.00, and otherwise be reasonably satisfactory to Seller in all respects.  The Issuing Bank, if directed by Escrow Agent, shall pay the proceeds of a drawing under the Letter of Credit to the Escrow Agent upon presentation of the Letter of Credit and a sight draft stating that Escrow Agent is entitled to draw upon the Letter of Credit in accordance with the terms of this Agreement.  Escrow Agent shall hold and dispose of the proceeds of a drawing in accordance with this Agreement.

“Major Tenants” shall mean Dorsey and Deloitte.

“Minnesota Real Estate Taxes” shall have the meaning assigned thereto in Section 5.4(b)(ii).

“Monetary Objections” shall have the meaning assigned thereto in Section 3.2.

“Mortgages” have the meaning assigned thereto in Section 3.2.

“OFAC” shall have the meaning assigned thereto in Section 6.1(l)(i).

“Operating Agreements” shall have the meaning assigned thereto in Section 2.1(e).

“Pending Renewals/Expansions” shall mean the Proposed Lease Transactions for renewals or expansions of existing Leases pending as of the Effective Date, the material terms of which are set forth on Exhibit W attached hereto and made a part hereof.

“Permitted Exceptions” shall have the meaning assigned thereto in Section 3.3.

“Person” shall have the meaning assigned thereto in Section 6.1(l)(i).

“Personal Property” shall have the meaning assigned thereto in Section 2.1(c).

“Property” shall have the meaning assigned thereto in Section 2.2.

“Purchase Price” shall have the meaning assigned thereto in Section 2.3.

“Purchaser” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Purchaser Party” shall have the meaning assigned thereto in Section 6.5(c)(ii).

“RCRA” shall have the meaning assigned thereto in Section 6.1(i).

“Real Property” shall have the meaning assigned thereto in Section 2.2.

“Relevant Period” shall have the meaning assigned thereto in Section 11.23.

“Rents” shall have the meaning assigned thereto in Section 2.1(d).

“Required Tenant Estoppels” shall have the meaning assigned thereto in Section 4.4.

“SARA” shall have the meaning assigned thereto in Section 6.1(i).

“Security Deposits” shall have the meaning assigned thereto in Section 2.1(d).

“Seller” shall have the meaning assigned thereto in the Preamble to this Agreement.

“Seller Party” shall have the meaning assigned thereto in Section 6.1(l)(ii).

“Seller’s Leasing Agreements” shall mean (i) that certain Leasing Management Agreement dated October 12, 2005, by and between Seller and Hines Interests Limited Partnership, a Delaware limited partnership (in such capacity, “Hines”), as amended by that certain Reinstatement of and First Amendment to Leasing Management Agreement dated November 10, 2009, but effective October 12, 2009, and (ii) that certain Leasing Agreement dated November 17, 2005, by and between Seller and Welsh Companies, LLC, a Delaware limited liability company (“Welsh”), as amended by that certain First Amendment to Leasing Agreement dated February __, 2007.

“Seller’s Property Management Agreement” shall mean that certain Management Agreement dated October 12, 2005, by and between Seller and Hines Interests Limited Partnership, a Delaware limited partnership (in such capacity, “Manager”), as amended by that certain Reinstatement of and First Amendment to Management Agreement dated November 10, 2009, but effective October 12, 2009.

“Seller’s Undertakings” shall have the meaning assigned thereto in Section 11.19.

“Specially Designated Nationals and Blocked Persons” shall have the meaning assigned thereto in Section 6.1(l)(i)

“Survey” shall have the meaning assigned thereto in Section 3.1.

“Survival Period” shall have the meaning assigned thereto in Section 6.3.

“Tenant Estoppels” shall have the meaning assigned thereto in Section 4.4.

“Tenant Inducement Costs” shall have the meaning assigned thereto in Section 5.4(b)(iii).

“Tenant Notice” shall have the meaning assigned thereto in Section 5.2(e).

“Title Commitment” shall have the meaning assigned thereto in Section 3.1.

“Title Company” shall have the meaning assigned thereto in Section 3.4.

“Title Policy” shall have the meaning assigned thereto in Section 3.4.

“U.S. Person” shall have the meaning assigned thereto in Section 6.1(l)(i).

“Withholding Escrow Agent” shall have the meaning assigned thereto in Section 6.4(c).

“Withholding Escrow Agreement” shall have the meaning assigned thereto in Section 6.4(c).

ARTICLE II

PURCHASE AND SALE

SECTION 2.1. Agreement of Purchase and Sale.  Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, the following:

(a) that certain parcel of land situated in the City of Minneapolis in the State of Minnesota, more particularly described in Exhibit A attached hereto and made a part hereof, together with all rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys, sky bridges, easements and rights-of-way (including, without limitation, sky bridge or sky way easements), and all minerals, oil and gas, development rights, air rights and water rights (the property described in this clause (a) of this Section 2.1 being herein referred to collectively as the “Land”);

(b) the buildings, structures, fixtures, support systems, surface parking lots, parking streets and garages, sky bridges and other improvements affixed to or located on the Land, if any, excluding fixtures owned by tenants under Leases (the property described in this clause (b) of this Section 2.1 being herein referred to collectively as the “Improvements”);

(c) any and all of Seller’s right, title and interest in and to all tangible personal property located upon the Land or within the Improvements, including, without limitation, any and all appliances, machines, apparatus, furniture (including furniture and equipment located in the management office), artwork, planters, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other items of personal property owned by Seller (excluding cash, other than the Security Deposits, and any software other than software necessary to operate the Improvements), located on and used exclusively in connection with the operation of the Land and the Improvements (the property described in this clause (c) of this Section 2.1 being herein referred to collectively as the “Personal Property”);

(d) any and all of Seller’s right, title and interest in and to the leases, licenses and occupancy agreements covering all or any portion of the Land and Improvements and any guarantees relating thereto, to the extent they are in effect on the date of the Closing (as such term is defined in Section 5.1 hereof) listed and described in Exhibit O attached hereto and made a part hereof (the property described in this clause (d) of this Section 2.1 being herein referred to collectively as the “Leases”), together with all sums due and payable thereunder, including, without limitation, base rent, operating expense and tax recoverables and percentage rent (collectively, the “Rents”) and any and all security deposits relating to the leases (collectively, the “Security Deposits”); and

(e) any and all of Seller’s right, title and interest in and to (i) all assignable contracts and agreements (collectively, the “Operating Agreements”) listed and described on Exhibit C attached hereto and made a part hereof, relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which shall extend beyond the Closing Date, including specifically, without limitation, all assignable equipment leases, (ii) all assignable existing warranties and guaranties (express or implied) issued to or held by Seller in connection with the Improvements or the Personal Property, (iii) all assignable existing permits, consents, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, certificates of occupancy, dedications, subdivision maps or plats, land sale registrations, property reports, environmental impact statements and entitlements issued, approved or granted to or for the benefit of Seller or Seller’s predecessors in interest by applicable governmental authorities or otherwise in effect and which relate to the Property, and including (without limitation) all assignable development rights, if any, and other intangible rights, titles, interests, privileges and appurtenances owned by Seller or Seller’s predecessors-in-interest as owner of the Property and in any way related to or used in connection with the Property, (iii) all assignable trade names, logos, marks, trademarks, service marks, symbols and items of identification relative to the Property which are owned by Seller, (iv) all assignable licenses, consents, easements, rights of way and approvals required to make use of utilities and to ensure vehicular and pedestrian ingress and egress to the Property, (v) all assignable plans, drawings, specifications, surveys, engineering reports, and other technical descriptions, if any, relating to the Property in Seller’s possession, and (vi) all other items of intangible personal property owned by Seller that relate in any way to the ownership, use, leasing, maintenance, service or operation of the Property, to the extent owned by Seller and assignable (the property described in this clause (e) of this Section 2.1 being herein referred to collectively as the “Intangibles”).

SECTION 2.2. Property Defined.  The Land and the Improvements are hereinafter sometimes referred to collectively as the “Real Property.” The Land, the Improvements, the Personal Property, the Leases, and the Intangibles are hereinafter sometimes referred to collectively as the “Property.”

SECTION 2.3. Purchase Price.  Seller agrees to sell and Purchaser agrees to purchase the Property for the amount of ONE HUNDRED EIGHTY MILLION DOLLARS ($180,000,000.00) (the “Purchase Price”).

SECTION 2.4. Payment of the Purchase Price.  The Purchase Price, as increased or decreased by prorations and adjustments as herein provided, shall be payable in full at the escrow-style Closing in cash by wire transfer by Escrow Agent of immediately available funds to a bank account designated by Seller in writing to Purchaser prior to the Closing with funds to be received in such account no later than 2:00 p.m. Eastern Standard Time.

SECTION 2.5. Deposit of Earnest Money.  On or before the third (3rd) business day after the Effective Date hereof, Purchaser shall deposit with Fidelity National Title Insurance Company (in such capacity, the “Escrow Agent”), having its office at 200 Galleria Parkway, Suite 2060, Atlanta, Georgia 30339, Attention: Amy Risser, the sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000.00) (the “Deposit”), either in good funds, by federal wire transfer or in the form of a Letter of Credit.  The Escrow Agent shall hold the Deposit in an interest-bearing account reasonably acceptable to Seller and Purchaser, in accordance with the terms and conditions of this Agreement.  All interest on such sum shall be deemed income of Purchaser until disbursement, and Purchaser shall be responsible for the payment of all costs and fees imposed on the Deposit account.  The Deposit shall be distributed in accordance with the terms of this Agreement and any and all interest accrued against the Deposit shall be disbursed to the payee of the Deposit.  The failure of Purchaser to timely deliver the Deposit hereunder shall be a material default, and shall entitle Seller, at Seller’s sole option, to terminate this Agreement immediately.

SECTION 2.6. Independent Consideration.  Seller and Purchaser acknowledge and agree that One Hundred Dollars ($100.00) of the Deposit shall be paid to Seller if this Agreement is terminated for any reason (the “Independent Contract Consideration”), in addition to any other rights Seller may have hereunder.  Moreover, Seller and Purchaser acknowledge and agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller’s execution and delivery of this Agreement.  At Closing, the Independent Contract Consideration shall be applied to the Purchase Price.

SECTION 2.7. Escrow Agent.

(a) Escrow Agent shall hold and dispose of the Deposit (including the proceeds of any drawing under a Letter of Credit) in accordance with the terms of this Agreement.  Seller and Purchaser agree that the duties of the Escrow Agent hereunder are purely ministerial in nature and shall be expressly limited to the safekeeping and disposition of the Deposit in accordance with this Agreement.  Escrow Agent shall incur no liability in connection with the safekeeping or disposition of the Deposit for any reason other than Escrow Agent’s willful misconduct or gross negligence.  In the event that Escrow Agent shall be in doubt as to its duties or obligations with regard to the Deposit, or in the event that Escrow Agent receives conflicting instructions from Purchaser and Seller with respect to the Deposit, Escrow Agent shall not be required to disburse the Deposit and may, at its option, continue to hold the Deposit, until both Purchaser and Seller agree as to its disposition, or until a final judgment is entered by a court of competent jurisdiction directing its disposition, or Escrow Agent may interplead the Deposit in accordance with the laws of the State of Minnesota.

(b) Escrow Agent shall not be responsible for any interest on the Deposit except as is actually earned, or for the loss of any interest resulting from the withdrawal of the Deposit prior to the date interest is posted thereon.

(c) Escrow Agent shall execute this Agreement solely for the purpose of being bound by the provisions of Sections 2.5, 2.7, 6.4(c), 7.1, and 7.2 hereof.

ARTICLE III

TITLE AND SURVEY

SECTION 3.1. Title Inspection.  Purchaser acknowledges that, prior to the Effective Date hereof, Purchaser was given the opportunity to review (a) a current title insurance commitment (the “Title Commitment”) on the Real Property, accompanied by copies of all documents referred to in the report, which Title Commitment is attached hereto as Exhibit B; and (b) the most recent survey of the Real Property prepared by a licensed surveyor or engineer hired by Seller to be furnished by Seller to Purchaser pursuant to Section 4.1 hereof (the “Survey”).  Subject to Sections 3.2, 3.3, 3.4, and 3.5 hereof, Purchaser hereby accepts the Title Commitment and Survey and all title exceptions set forth therein and waives any and all objections to title with respect to the Real Property existing as of the Effective Date.

SECTION 3.2. Title Examination.  All matters affecting title to the Property as of the Effective Date that are set forth in the Title Commitment or shown on the Survey will constitute Permitted Exceptions (as defined below) approved by Purchaser for all purposes of this Agreement, except as hereinafter provided.  Purchaser acknowledges and agrees that Seller will have no obligation or duty whatsoever to cure any title exceptions or defects affecting the Property that exist of record as of the Effective Date except for Monetary Objections and the Declaration referenced in Section 5.2(n) below, which Seller shall cure (or insure, bond or endorse over) in accordance with Section 3.3(a).  For purposes of this Agreement, “Monetary Objections” shall mean (w) any mortgage, deed to secure debt, deed of trust, security interest or similar security instrument entered into by Seller encumbering all or any part of the Property (the “Mortgages”), (x) any mechanic’s, materialman’s or similar lien arising by, through and under Seller or any agent, representative or affiliate of Seller (unless resulting from any act or omission of Purchaser or any of its agents, contractors, representatives or employees or any tenant of the Property), (y) the lien of ad valorem real or personal property taxes, assessments and governmental charges affecting all or any portion of the Property which are delinquent, (z) any judgment of record against Seller in a county or other applicable jurisdiction in which the Property is located that has or could have a material adverse effect on Seller’s title to the Property and (aa) matters intentionally added in violation of Section 6.4(a)(ii) hereof.

SECTION 3.3. Permitted Exceptions.  The Property shall be conveyed subject to the following matters, which are hereinafter referred to as the “Permitted Exceptions”:

(a) those matters identified in Schedule B-2 to the Title Commitment furnished to Purchaser by Seller pursuant to Section 3.1 hereof (other than standard permitted exceptions shown in Schedule B-2 thereto and Schedule B-2 Exceptions 18, 19 and 20 (the “Expired Lease Memoranda”)) and/or filed in the public real estate records as of the effective date of the Title Commitment; provided, however, Seller will, at or prior to Closing (i) pay in full all Mortgages identified in the Title Commitment, (ii) cure (or insure, bond or endorse over) all other Monetary Objections and (iii) cause the Declaration referenced in Section 5.2(n) below to be released;

(b) the rights of tenants under the Leases;

(c) the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the Closing Date, subject to adjustment as herein provided;

(d) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to the Property; and

(e) items shown on the Survey.

SECTION 3.4. Conveyance of Title.  At Closing, Seller shall convey and transfer to Purchaser fee simple title to the Land and Improvements, by execution and delivery of the Deed (as defined in Section 5.2(a) hereof).  Evidence of delivery of such title shall be the issuance by Fidelity National Title Insurance Company (the “Title Company”), of an ALTA Owner’s Policy of Title Insurance (the “Title Policy”) covering the Real Property pursuant to the Title Commitment in the full amount of the Purchase Price, subject only to the Permitted Exceptions; provided, however, that the issuance of any endorsements set forth in the Title Commitment or requested by Purchaser shall not be required to evidence delivery of such title.

SECTION 3.5. Pre-Closing “Gap” Title Defects.  Purchaser may, at or prior to Closing, notify Seller in writing of any objections to title first raised by the Title Company or the surveyor between the effective date of the Title Commitment and the Closing Date that have or could have a material and adverse effect on title to the Property.  Purchaser must notify Seller of any such objections within two (2) business days of Purchaser’s learning of the matters and, in any event, not later than Closing, and Seller shall have the right, but not the obligation (except as to Monetary Objections), to cure such objections.  Within five (5) business days after receipt of Purchaser’s notice of objections, Seller shall notify Purchaser in writing whether Seller elects to cure such objections.  If Seller elects to cure any such matters, the original scheduled date for Closing may, at Seller’s sole option, be extended by a reasonable additional time to effect such cure, but in no event shall the extension exceed fifteen (15) days after the original scheduled date for Closing.  If Seller elects not to cure any objections specified in Purchaser’s notice (other than the Monetary Objections), or if Seller is unable to effect a cure prior to the Closing (or any date to which the Closing has been adjourned), Purchaser shall have the following options: (a) to accept a conveyance of the Property subject to the Permitted Exceptions, specifically including any matter objected to by Purchaser which Seller is unwilling or unable to cure (or insure, bond or endorse over, as appropriate) other than the Monetary Objections, and without reduction of the Purchase Price; or (b) to terminate this Agreement by sending written notice thereof to Seller, and upon delivery of such notice of termination, this Agreement shall terminate and the Deposit shall be returned to Purchaser, and thereafter neither party hereto shall have any further rights, obligations or liabilities hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.  If Seller notifies Purchaser that Seller does not intend to attempt to cure any such title objection (other than the Monetary Objections), or if, having commenced attempts to cure any objection, Seller later notifies Purchaser that Seller shall be unable to effect a cure thereof (other than the Monetary Objections), Purchaser shall, within two (2) business days after such notice has been given, notify Seller in writing whether Purchaser shall elect to accept the conveyance under clause (a) or to terminate this Agreement under clause (b).

ARTICLE IV

REVIEW OF PROPERTY

SECTION 4.1. Deliveries.  Purchaser acknowledges that, prior to the Effective Date hereof, Seller has made available to Purchaser (via electronic data room, at the Property or otherwise) all of the information with respect to the Property listed in Exhibit D attached hereto and made a part hereof (the “Deliveries”), and that Purchaser has had an opportunity to review said Deliveries and waives any and all objections it might have to all such Deliveries.  Seller shall cooperate in good faith with Purchaser to provide other reasonably requested documentation with respect to the Property, to the extent in Seller’s possession or reasonably available to Seller, but in all events at no cost to Seller; provided, however, in no event shall (i) Seller be required to deliver any of the Confidential Documents more particularly described in Section 4.2 hereof, or (ii) Purchaser have any right to terminate this Agreement as a result of any such requested documentation delivered after the Effective Date except as set forth in Section 5.2(f) or Section 5.8 of this Agreement.

SECTION 4.2. Right of Inspection.

(a) As used in this Agreement, the term “Inspections” means entry on the Property to conduct further due diligence and inspect, examine and test the Property subject to the limitations set forth in this Section 4.2.

(b) From and after the Effective Date and until the earlier to occur of termination of this Agreement or Closing, Purchaser and its agents, representatives, contractors and consultants (collectively the “Purchaser Parties”) shall, upon reasonable prior notice to Seller (which notice may be telephonic), have the right to enter upon the Property during regular business hours for the purpose of conducting such further Inspections as Purchaser may reasonably require and which are reasonably approved by Seller so long as they are conducted so as not to interfere unreasonably with the use of the Property by Seller or its tenants or with the management of the Property by Manager; provided that Seller shall have the opportunity to have one of its representatives accompany Purchaser Parties on each such entry and at any tenant interview to which Seller consents.  Any and all Inspections shall be done at Purchaser’s sole cost and expense.  No Inspections shall be invasive in any respect (unless Purchaser obtains Seller’s prior written consent, which Seller may grant or withhold in its sole discretion), and in any event, the Inspections shall be conducted in accordance with standards customarily employed in the industry and in compliance with all governmental laws, rules and regulations.  Following each such entry by any of the Purchaser Parties with respect to the Inspections, Purchaser shall promptly restore, or cause to be restored, the Property substantially to its original condition as existed prior to any such Inspections.  Purchaser shall not contact any tenants of the Property without obtaining Seller’s prior written consent and shall not disrupt Seller’s or Seller’s tenants’ activities on the Property.  At Seller’s option, Purchaser will furnish to Seller copies of any reports received by Purchaser relating to any Inspections of the Property.  Seller shall reasonably cooperate with Purchaser in its Inspections, but shall not be obligated to incur any liability or expense in connection therewith.  Purchaser shall have no right to terminate this Agreement as a result of any further Inspections occurring after the Effective Date.

(c) Purchaser agrees to protect, indemnify, defend and hold Seller harmless from and against any claim for liabilities, losses, costs, expenses (including reasonable attorneys’ fees), damages or injuries arising out of or resulting from the inspection of the Property by Purchaser or the Purchaser Parties, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Seller shall survive Closing or any termination of this Agreement.  In order further to protect Seller from any such losses, costs, expenses, damages or injuries, Purchaser agrees that it will deliver to Seller and will cause each of the Purchaser Parties to deliver to Seller, prior to their respective entry, a certificate of liability insurance, showing Seller, Manager and Seller’s investment advisor as additional insureds and complying with the coverage and policy provisions specified on the insurance schedule attached hereto as Exhibit V.

(d) Purchaser acknowledges that prior to the Effective Date Purchaser has been given the opportunity to make a physical inspection of the Property, including an inspection of the environmental condition thereof, and to examine the Deliveries and other documents and files concerning the leasing, maintenance, operation and financial performance of the Property, including without limitation, copies of Seller’s environmental reports with respect to the Property, but excluding Seller’s partnership and company records, internal memoranda, financial projections, budgets, appraisals, accounting and income tax records and similar proprietary, confidential or privileged information (collectively, the “Confidential Documents”) and to conduct such non-invasive physical engineering and other studies and tests on or of the Property as Purchaser deemed appropriate in its sole discretion.

SECTION 4.3. Environmental Reports.  PURCHASER HEREBY ACKNOWLEDGES THAT SELLER HAS DELIVERED TO PURCHASER, AS PART OF THE DELIVERIES DESCRIBED IN SECTION 4.1, COPIES OF THE ENVIRONMENTAL REPORTS LISTED ON EXHIBIT E ATTACHED HERETO.  ANY ENVIRONMENTAL REPORTS DELIVERED OR TO BE DELIVERED BY SELLER OR ITS AGENTS OR CONSULTANTS TO PURCHASER ARE BEING MADE AVAILABLE SOLELY AS AN ACCOMMODATION TO PURCHASER AND MAY NOT BE RELIED UPON BY PURCHASER IN CONNECTION WITH THE PURCHASE OF THE PROPERTY, EXCEPT FOR ANY REPORT THAT IS EXPRESSLY CERTIFIED TO PURCHASER BY THE CONSULTANT THROUGH AN EXECUTED RELIANCE LETTER.  PURCHASER AGREES THAT SELLER SHALL HAVE NO LIABILITY OR OBLIGATION WHATSOEVER FOR ANY INACCURACY IN OR OMISSION FROM ANY ENVIRONMENTAL REPORT.  PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, ITS OWN INVESTIGATION OF THE ENVIRONMENTAL CONDITION OF THE PROPERTY TO THE EXTENT PURCHASER DEEMS SUCH AN INVESTIGATION TO BE NECESSARY OR APPROPRIATE.

SECTION 4.4. Tenant Estoppels.

(a) After the Effective Date, Seller shall promptly deliver to all of the tenants at the Property a new estoppel for execution certified to Purchaser and generically to its lenders (collectively, the “Tenant Estoppels”).  The forms of Tenant Estoppels shall be in either the form required under the relevant Lease or in the form attached hereto as Exhibit T-3 (which Purchaser hereby approves), with such changes as are reasonably approved by Purchaser.  Seller shall deliver to Purchaser copies of all executed Tenant Estoppels received after the Effective Date.

(b) Each such Tenant Estoppel shall be deemed satisfactory if executed by the tenant in substantially the form as submitted or in substantially the form required by such tenant’s Lease dated no more than forty-five (45) days before Closing, without identifying any uncured defaults of the landlord thereunder, any economic deviation or other material deviation from the information contained on the form submitted, any modification or addition that is materially adverse to Purchaser, any default under the affected Lease, any condition which with notice and the passage of time would constitute a default under the affected Lease, or a material adverse discrepancy between the information set forth in this Agreement or the Deliveries, including the Leases; provided, however, that the following two exceptions shall apply.  First, any estoppel disclosing a default shall nonetheless satisfy the requirements of this Section 4.4 if Seller agrees to cure such default prior to Closing in a manner reasonably satisfactory to Purchaser.  Second, any estoppel from Dorsey or Wells Fargo Bank, N.A. disclosing an operating expense reconciliation audit or any issue related thereto shall nonetheless satisfy the requirement of this Section 4.4, subject to the following:

(i) Purchaser acknowledges that Seller has delivered to Purchaser as part of the Deliveries relevant correspondence received or sent by Seller or its Manager with respect to certain operating expense reconciliation audits by Dorsey and Wells Fargo Bank, N.A. under their respective Leases and Purchaser has discussed these operating expense reconciliation audits with Manager;

(ii) Manager is related to the Purchaser and served as the Manager of the Property during the period of Seller’s ownership of the Property;

(iii) any issue identified by Dorsey or Wells Fargo Bank, N.A. relating to such operating expense reconciliation audits and described in the respective Tenant Estoppel or otherwise shall not affect the acceptance and approval of such Tenant Estoppel by Purchaser hereunder or otherwise constitute a failure of a Purchaser’s condition or give Purchaser the right to terminate this Agreement (notwithstanding anything in this Agreement to the contrary);

(iv) Seller, Purchaser and Manager believe, and Seller and Manager have asserted, that no adjustments or payments are due Dorsey or Wells Fargo Bank, N.A. resulting from such operating expense reconciliations audits, with the response of Seller and Manager outlined in the letters which are part of the Deliveries;

(v) Purchaser will cause Manager to cooperate with Seller after the Closing, without payment of any additional fee by Seller to Manager, in connection with such operating expense reconciliation audits and the resolution thereof;

(vi) Seller shall be responsible and liable for the continued processing and resolution of such operating expense reconciliation audits for the periods covered thereby and will keep Purchaser informed of the status thereof;

(vii) Seller shall pay all costs and expenses incurred in connection with such operating expense reconciliation audits and pay to the respective tenant (Dorsey or Wells Fargo Bank, N.A., as the case may be) the amount, if any, determined or agreed by Seller to be due to such respective tenant in connection with such operating expense reconciliation audit for the period covered thereby; and

(viii) the provisions of this Section 4.4(b)(i)-(viii) shall survive the Closing indefinitely and not be subject to the limitations in Sections 6.3 and 11.19 hereof, and any payment or liability of Seller under this Section 4.4(b)(i)-(viii) hereof shall not be subject to or reduce the Cap described in Sections 6.3 and 11.19 hereof (notwithstanding the provisions of Sections 6.3 and 11.19 hereof to the contrary).

(c) Seller will make diligent efforts to obtain a Tenant Estoppel from all tenants; provided, however, Seller shall only be required, as a condition to Purchaser’s obligation to close the transaction contemplated hereunder, to deliver on or before Closing Tenant Estoppels for the Major Tenants and such other tenants that, together with the Major Tenants, lease seventy-five percent (75%) of the Improvements (the “Required Tenant Estoppels”) on or before Closing in substantially the forms attached hereto as Exhibit T-1 and T-2 as to the Major Tenants (which Purchaser hereby approves) and Exhibit T-3 as to the other tenants or in substantially the forms required by the Leases for the Major Tenants and such other tenants and satisfying the requirements of this Section 4.4.  In the event that Seller fails to deliver on or before Closing the Required Tenant Estoppels, then Purchaser’s sole and exclusive remedy with respect to such failure will be to terminate this Agreement, in which case the Deposit will be refunded in full to Purchaser and thereupon this Agreement will be null and void and of no further force and effect whatsoever and neither party shall thereafter have any further rights or obligations under this Agreement, except for any indemnity obligations of either party pursuant to this Agreement or any other provision which expressly survives the termination of this Agreement.

SECTION 4.5. SNDAS.  Seller will deliver to the tenants and cooperate reasonably with Purchaser (at no cost or expense to Seller) to obtain subordination, non-disturbance, and attainment agreements in the form and from the tenants requested by Purchaser; provided, however, that obtaining such agreements shall not be a condition to Purchaser’s obligation to close.

ARTICLE V

CLOSING

SECTION 5.1. Time and Place.  The consummation of the transaction contemplated hereby (the “Closing”) shall be held at the offices of Escrow Agent on November 4, 2010, or such earlier date as the parties shall mutually agree (the “Closing Date”).  At the Closing, Seller and Purchaser shall perform their respective obligations set forth in Section 5.2 and Section 5.3 hereof and elsewhere in this Agreement, the performance of which shall be concurrent conditions; provided that the Deed shall not be recorded until Seller receives confirmation that the Escrow Agent has authority to transfer the full amount of the Purchase Price, adjusted by prorations as set forth herein, to Seller upon receipt of Seller’s instruction to record the Deed.  The Closing shall be consummated through an escrow administered by Escrow Agent so that it will not be necessary for any party to attend, and the Purchase Price and all documents shall be deposited with the Escrow Agent as escrowee.

SECTION 5.2. Seller’s Obligations at Closing.  At Closing, Seller shall:

(a) execute and deliver to Purchaser a duly executed limited warranty deed (the “Deed”), in the form attached hereto as Exhibit G, conveying the Land and Improvements, subject only to the Permitted Exceptions; the warranty of title in the Deed will be only as to claims made by, through or under Seller and not otherwise;

(b) execute and deliver to Purchaser a duly executed bill of sale (the “Bill of Sale”) conveying the Personal Property without warranty of title or use and without warranty, express or implied, as to merchantability and fitness for any purpose and in the form attached hereto as Exhibit I;

(c) assign to Purchaser, and Purchaser shall assume, the landlord/lessor interest in and to the Leases, Rents and Security Deposits, and any and all obligations to pay leasing commissions and finder’s fees with respect to the Leases and amendments, renewals and expansions thereof, only to the extent provided in Section 5.4(b)(iii) hereof, by duly executed assignment and assumption agreement (the “Assignment of Leases”) in the form attached hereto as Exhibit J, pursuant to which Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing, including without limitation, claims made by tenants with respect to tenants’ Security Deposits to the extent paid, credited or assigned to Purchaser;

(d) to the extent assignable, assign to Purchaser, and Purchaser shall assume Seller’s interest in the Operating Agreements and the other Intangibles by duly executed assignment and assumption agreement (the “Assignment of Contracts”) in the form attached hereto as Exhibit K pursuant to which Purchaser shall indemnify Seller and hold Seller harmless from and against any and all claims pertaining thereto arising from and after the Closing; provided, however, if any such Operating Agreements are terminable, Seller shall, upon Purchaser’s direction prior to the Closing, deliver a notice of termination on the Closing Date, provided Purchaser shall be responsible for any termination or similar fee payable in connection with such termination;

(e) join with Purchaser to execute a notice (the “Tenant Notice”) in the form attached hereto as Exhibit L) that Purchaser shall send to each tenant under each of the Leases promptly after the Closing, informing such tenant of the sale of the Property and of the assignment to Purchaser of Seller’s interest in, and obligations under, the Leases (including, if applicable, any Security Deposits), and directing that all Rent and other sums payable after the Closing under each such Lease be paid as set forth in the notice;

(f) deliver to Purchaser an executed certificate of Seller, dated as of the Closing and executed on behalf of Seller by a duly authorized officer thereof, certifying that the representations and warranties of Seller contained in Section 6.1 are true, complete and correct in all material respects as of the Closing, or, in the event that any representation or warranty of Seller set forth in Section 6.1 hereof needs to be modified due to changes since the Effective Date, deliver to Purchaser such a certificate, identifying any representation or warranty which is not, or no longer is, true and correct and explaining the state of facts giving rise to the change.  In no event shall Seller be liable to Purchaser for, or be deemed to be in default hereunder, or shall Purchaser have the right to terminate this Agreement by reason of, any breach of representation or warranty which results from any change that (i) occurs between the Effective Date and the Closing Date and (ii) is either expressly permitted under the terms of this Agreement or as is beyond the reasonable control of Seller to prevent.  Notwithstanding anything to the contrary herein, (X) Seller does not represent or warrant that a particular Lease will be in force and effect at Closing or that tenants under the Leases will have performed their obligations thereunder, and (Y) the same shall not be a condition to Purchaser’s obligation to close hereunder, except to the extent provided in Section 4.4 and Section 5.6(a) as to Required Tenant Estoppels, Section 5.6(c) as to bankruptcy proceedings, and Sections 8.1 and 8.2 as to a Major loss or damage.  If, and only if, a breach of a representation or warranty by Seller (i) is not permitted hereunder or is not beyond the reasonable control of Seller to prevent and (ii) is materially adverse to Purchaser, shall such breach constitute the non-fulfillment of the condition set forth in Section 5.6(b) hereof; if, despite changes or other matters described in such certificate, the Closing occurs, Seller’s representations and warranties set forth in this Agreement shall be deemed to have been modified by all statements made in such certificate;

(g) deliver to the Title Company such evidence as it may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

(h) execute and deliver to Purchaser the FIRPTA Certificate, duly executed by Seller, together with the Withholding Escrow Agreement in the form attached hereto as Exhibit Q, duly executed by Seller, all as more particularly described in Section 6.4(c) hereof;

(i) cause the delivery to Purchaser at the Property of the Leases and Operating Agreements, together with the leasing and property files and records in Seller’s possession and/or in Manager’s possession that relate to the continued operation, leasing and maintenance of the Property, but excluding any Confidential Documents;

(j) execute and deliver to the Title Company an owner’s affidavit in the form attached hereto as Exhibit R and other customary documents of assurance or evidence of authority required by the Title Company;

(k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

(l) execute and deliver a closing statement in the format attached hereto as Exhibit H, reflecting the prorations, adjustments and costs described in this Agreement (the “Closing Statement”), which Seller shall prepare and provide to Purchaser for review at least two (2) business days prior to Closing;

(m) terminate, at Seller’s cost and expense, the Seller’s Property Management Agreement and the Seller’s Leasing Agreements;

(n) execute and deliver, in recordable form, such instruments (the “Declaration Release”) as may be required to release of record the “Declaration” between Seller and M.M. Warburg & CO KGaA with respect to the Property (the “Declaration”);

(o) execute and deliver such instruments as may be required to delete as exceptions to coverage from the Title Policy the Expired Lease Memoranda;

(p) execute and deliver any returns, questionnaires and other documents as shall be required pursuant to Section 5.5(a) hereof;

(q) deliver to Purchaser, at Purchaser’s sole cost and expense not to exceed $1,000.00 each, reliance letters addressed to Purchaser and Purchaser’s lender, if any, with respect to (1) the 2010 Environmental Report and (2) the most current physical property condition report, each authorizing Purchaser to rely on such reports;

(r) deliver to Purchaser the Required Tenant Estoppels, if obtained; and

(s) execute and deliver such additional documents as shall be reasonably required by the Title Company or Purchaser to consummate the transaction contemplated by this Agreement.

SECTION 5.3. Purchaser’s Obligations at Closing.  At Closing, Purchaser shall:

(a) pay to Seller the full amount of the Purchase Price (less the amount of the Deposit released by the Escrow Agent and to be applied towards the Purchase Price, including all accrued interest earned thereon, if applicable), as increased or decreased by prorations and adjustments as herein provided, in immediately available wire transferred funds pursuant to Section 2.4 hereof;

(b) join Seller in execution of the Assignment of Leases, Assignment of Contracts, Tenant Notices and Withholding Escrow Agreement;

(c) deliver to Seller a certificate of Purchaser, dated as of the Closing and executed on behalf of Purchaser by a duly authorized officer thereof, certifying that the representations and warranties of Purchaser contained in Section 6.5 are true, complete and correct in all material respects as of the Closing;

(d) deliver to the Title Company such evidence as it may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser;

(e) deliver such affidavits and other documents as may be customarily and reasonably required by the Title Company, in a form reasonably acceptable to Purchaser;

(f) execute and deliver the Closing Statement;

(g) execute and deliver any returns, questionnaires and other documents as shall be required pursuant to Section 5.5(a) hereof;

(h) execute and deliver the Certificate and Release; and

(i) deliver such additional documents as shall be reasonably required by the Title Company or Seller to consummate the transaction contemplated by this Agreement.

SECTION 5.4. Credits and Prorations.

(a) All income and expenses of the Property shall be apportioned as of 11:59 p.m. on the day prior to the Closing Date, as if Purchaser were vested with title to the Property during the entire day on which the Closing occurs.  Such prorated items shall include, without limitation, the following:

(i) all Rents, if any, as and when collected;

(ii) taxes and assessments levied against the Property (including personal property taxes on the Personal Property) in accordance with Section 5.4(b)(ii) below;

(iii) utility charges for which Seller is liable, if any, such charges to be apportioned at Closing on the basis of the most recent meter reading occurring prior to Closing (dated not more than fifteen (15) days prior to Closing) or, if unmetered, on the basis of a current bill for each such utility;

(iv) all amounts payable under the Operating Agreements which are assigned to Purchaser pursuant to Section 5.2(d); and

(v) any other operating expenses or other items due and payable pertaining to the Property which are customarily prorated between a purchaser and a seller in the county in which the Project is located.

(b) Notwithstanding anything contained in Section 5.4(a) hereof:

(i) At Closing, (A) Seller shall credit to the account of Purchaser the amount of all cash Security Deposits (to the extent such Security Deposits have not been applied against delinquent Rents or otherwise as provided in the Leases) and interest accrued thereon, to the extent that either the Leases or applicable law requires that the same bear interest, and (B) Seller shall be entitled to receive and retain such refundable cash and deposits.  With respect to those Leases for which Seller is holding letters of credit as security deposits, Seller shall deliver such letters of credit to Purchaser at Closing so that Purchaser and the applicable tenants can arrange to have the letters of credit reissued in favor of, or endorsed to, Purchaser.  Seller agrees to cooperate with Purchaser post-Closing in connection with the reissuance or endorsement of any letters of credit and act at the reasonable discretion of Purchaser with respect thereto, until the letters of credit are re-issued or endorsed to Purchaser;

(ii) Notwithstanding anything to the contrary herein, Purchaser acknowledges that only real estate taxes and assessments (“Minnesota Real Estate Taxes”) for calendar year 2009, which are payable in 2010, are being prorated hereunder, and no proration is being made for 2010 Minnesota Real Estate Taxes payable in 2011.  Seller shall be responsible for 2009 Minnesota Real Estate Taxes corresponding to the number of days between January 1, 2010 and the Closing Date.  Seller has paid the first estimated installment of 2009 Minnesota Real Estate Taxes due May 15, 2010, and shall be responsible for the payment of the second installment of 2009 Minnesota Real Estate Taxes payable on or before October 15, 2010.  Purchaser shall be responsible for the payment of the 2010 Minnesota Real Estate Taxes payable in 2011 and will receive a charge at Closing for the period from the Closing Date through December 31, 2010.  If the final tax bill for the 2009 Minnesota Real Estate Taxes payable in 2010 has not been issued as of Closing, the proration of Minnesota Real Estate Taxes hereunder shall be reasonably estimated based on the 2008 Minnesota Real Estate Taxes paid in 2009.  To the extent that the actual 2009 Minnesota Real Estate Taxes differ from the 2008 amount on which the proration was based, Seller and Purchaser agree to reprorate such 2009 Minnesota Real Estate Taxes within thirty (30) days of receipt of the actual tax bill applicable to such period.  Any additional taxes (i.e., other than general real estate taxes) relating to the year of Closing or prior years arising out of a change in the use of the Land or the Improvements by Purchaser or a change in ownership will be assumed by Purchaser effective as of Closing and paid by Purchaser when due and payable, and Purchaser will indemnify, defend, and hold Seller harmless for, from, and against any and all such taxes, which indemnification obligation will survive the Closing, provided that the foregoing shall have no effect on the proration of Minnesota Real Estate Taxes as described above.  When the amount of such taxes is finally ascertained, any further adjustment will be promptly made between the parties in cash.  Notwithstanding the foregoing, Seller will not be liable for any taxes to the extent that reimbursement of such taxes is payable by a Tenant under a Lease;

(iii) Seller shall be responsible for the payment of only those Tenant Inducement Costs and leasing commissions that are identified as “Seller’s Responsibility” on Exhibit F attached hereto.  To the extent that any such items identified on Exhibit F as “Seller’s Responsibility” remain unpaid as of Closing, Purchaser shall receive a credit against the Purchase Price for the unpaid balance of all such items.  Except as otherwise indicated on Exhibit F, Purchaser shall be responsible for the payment of (A) all Tenant Inducement Costs and leasing commissions which become due and payable (whether before or after Closing, whether to Hines, Welsh or another broker) (1) as a result of any renewals or expansions of existing Leases, to the extent the renewal term or term with respect to the expansion space commences after the Effective Date hereof, and (2) under any new Leases entered into by Seller and approved by Purchaser between the Effective Date and the Closing Date as provided in Section 6.4(b) hereof, and (B) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date with respect to all existing Leases, including, without limitation, those set forth on Exhibit F (other than those identified as “Seller’s Responsibility”) and any such commissions arising out of continuing obligations under the leasing agreements (notwithstanding the termination thereof) set forth on Exhibit C; provided Purchaser shall be obligated to pay such leasing commissions as to Hines and Welsh only in accordance with Seller’s Leasing Agreements and only with respect to (i) the commissions described in items (A)(1), (A)(2) and (B) of this sentence, and (ii) any Lease signed by Purchaser within ninety (90) days after the Closing with any party identified on a list (each a “Prospect List”) delivered by Hines and one hundred fifty (150) days after the Closing with any party identified on a Prospect List delivered by Welsh pursuant to Seller’s Leasing Agreements as a party with whom Hines or Welsh was negotiating prior to Closing.  Seller shall deliver to Purchaser at Closing true and correct copies of all Prospect Lists.  If, as of the Closing Date, Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller for a prorated portion (based on each party’s respective period of ownership of the Property as compared to the demised term of such Lease) of such Tenant Inducement Costs at Closing.  For purposes hereof, the term “Tenant Inducement Costs” shall mean any out-of-pocket payments required to be paid by the landlord under a Lease (including reasonable legal fees directly related to the Lease) to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically, without limitation, tenant improvement construction costs, tenant improvement allowances and other tenant improvement costs, lease buyout costs, and moving, design, refurbishment and club membership allowances.  The term “Tenant Inducement Costs” shall not include loss of income resulting from any free or reduced rental period, it being agreed that Purchaser shall bear such loss resulting from any free or reduced rental period from and after the Closing Date.  Except for those items identified as “Seller’s Responsibility” as set forth on Exhibit F, Purchaser shall be entitled to no credits against the Purchase Price in connection with, and Seller shall have no liability to Purchaser for any period of free, reduced or abated rent under any Lease from and after the Effective Date.  Exhibit F discloses a $533,815.78 tenant improvement allowance payable to Dorsey under the Lease for Dorsey upon the satisfaction of certain conditions more particularly described in such Lease (the “Dorsey Allowance”).  Purchaser shall be responsible for the payment of the Dorsey Allowance with no credit to or reduction of the Purchase Price at Closing.

(iv) Unpaid and delinquent Rent collected by Seller and Purchaser after the Closing Date shall be delivered as follows: (A) if Seller collects any unpaid or delinquent Rent for the Property, Seller shall, within fifteen (15) days after the receipt thereof, deliver to Purchaser any such Rent to which Purchaser is entitled hereunder relating to any period on or after the Closing Date, and (B) if Purchaser collects any unpaid or delinquent Rent from the Property, Purchaser shall, within fifteen (15) days after the receipt thereof, deliver to Seller any such Rent to which Seller is entitled hereunder relating to the period prior to the Closing Date.  Seller and Purchaser agree that all Rent received by Seller or Purchaser from and after the Closing Date shall be applied first, to Rents that become due and payable after Closing, and second, to those which were due and payable prior to Closing, in reverse order of maturity.  Purchaser will make a good faith effort after Closing to collect all Rents in the usual course of Purchaser’s operation of the Property for a period of nine (9) months, but Purchaser will not be obligated to institute any lawsuit or seek to evict any tenant or terminate any lease to collect delinquent Rents.  Seller may attempt to collect any delinquent Rents owed Seller and may institute any lawsuit or collection procedures, but may not evict or seek to evict any tenant or terminate or seek to terminate any Lease.

(v) If the annual reconciliation of tenant pass-throughs under the Leases for the 2010 calendar year results in there being amounts due and payable by the tenants, Purchaser will collect such amounts and pay same over to Seller promptly upon Purchaser’s receipt (but in no event later than one (1) year after Closing) the portion of such amounts attributable to Seller’s period of ownership of the Property in 2010.  If such reconciliation results in there being refunds due and payable to tenants on account of the pass-through of specifically designated expenses incurred during Seller’s period of ownership, Seller will pay to Purchaser the portion of any such documented pass-through expenses attributable to Seller’s period of ownership of the Property in 2010, promptly upon receipt of a written request therefor from Purchaser (which shall in no event be delivered later than one (1) year after Closing), whereupon Purchaser will promptly disburse the appropriate refunds to the tenants.  In the event that there shall be any Rents or other charges under any Leases which, although relating to a period prior to Closing, do not become due and payable until after Closing, or are paid prior to Closing but are subject to adjustment after Closing (such as year end common area expense reimbursements and the like), then any Rents or charges of such type received by Purchaser or its agents subsequent to Closing shall, to the extent applicable to a period extending through the Closing, be prorated between Seller and Purchaser as of Closing and Seller’s portion thereof shall be paid to Seller by Purchaser at Closing.

(c) Except as otherwise provided herein, any revenue or expense amount which cannot be ascertained with certainty as of Closing shall be prorated on the basis of the parties’ good faith reasonable estimate of such amount, and shall be the subject of a final proration one hundred eighty (180) days after Closing, as soon thereafter as the precise amounts can be ascertained, or as otherwise provided in this Section 5.4.  Purchaser shall promptly notify Seller when it becomes aware that any such estimated amount has been ascertained.  Once all revenue and expense amounts have been ascertained, Purchaser shall prepare, and certify as correct, a final proration statement which shall be subject to Seller’s approval.  Upon Seller’s acceptance and approval of any final proration statement submitted by Purchaser, such statement shall be conclusively deemed to be accurate and final.

(d) Seller may prosecute appeals (if any) of the real estate taxes and assessments for the period prior to the Closing, and may take related action which Seller deems appropriate in connection therewith.  Purchaser shall cooperate with Seller in connection with such appeal and collection of a refund of real estate taxes and assessments paid.  Seller owns and holds all right, title and interest in and to such appeals and refund, and all amounts payable in connection therewith shall be paid directly to Seller by the applicable authorities.  If such refund or any part thereof is received by Purchaser, Purchaser shall promptly pay such amount to Seller.  Any refund received by Seller shall be distributed as follows:  first, to reimburse Seller for all costs incurred in connection with the appeal; second, with respect to refunds payable to tenants under the Leases, to such tenants in accordance with the terms of such Leases; and third, to Seller to the extent such appeal covers the period prior to the Closing, and to Purchaser to the extent such appeal covers the period as of the Closing and thereafter.  If and to the extent any such appeal covers the period after the Closing, Purchaser shall have the right to participate in such appeal and approve the settlement or prosecution thereof.

(e) Subject to the final sentence of Section 5.4(c) hereof, the provisions of this Section 5.4 shall survive Closing.

SECTION 5.5. Transaction Taxes and Closing Costs.

(a) Seller and Purchaser shall execute such returns, questionnaires and other documents as shall be required with regard to all applicable real property transaction taxes imposed by applicable federal, state or local law or ordinance including without limitation the PE20 And PE20A Certificate Of Real Estate Value and Certificate Of Real Estate Value Supplemental Schedule forms attached hereto as Exhibit U.

(b) Seller shall pay the fees of any counsel representing Seller in connection with this transaction.  Seller shall also pay the following costs and expenses:

(i) one-half (1/2) of the escrow or closing fee, if any, which may be charged by the Escrow Agent or Title Company;

(ii) the cost of the updated Survey delivered to Purchaser, but not any subsequent updates thereto that Purchaser may obtain;

(iii) the costs to obtain and/or update only the environmental reports and property condition assessment reports included among the Deliveries, but not any additional costs for additional reports commissioned by Purchaser;

(iv) the transfer, documentary stamp, recordation or similar taxes which becomes payable by reason of the transfer of the Property and recording the Deed;

(v) the cost of all recording fees for the Declaration Release and any documents required to remove the Monetary Objections;

(vi) any commission or fees payable to Eastdil Secured Broker Services, Inc. (“Broker”) by reason of the sale of the Property; and

(vii) the fee for the title examination, the Title Commitment and the premium for the Title Policy (other than endorsements) to be issued to Purchaser by the Title Company at Closing pursuant to the Title Commitment.

(c) Purchaser shall pay the fees of any counsel representing Purchaser in connection with this transaction. Purchaser shall also pay the following costs and expenses:

(i) any premiums or additional costs attributable to endorsements to the Title Policy or additional title insurance coverage, including, without limitation, any endorsements or title coverage related to any financing by Purchaser;

(ii) the cost of any new updates to the Survey delivered to Purchaser or surveys Purchaser may obtain;

(iii) one hundred percent (100%) of any mortgage tax, documentary stamp tax, intangibles tax or similar tax which becomes payable by reason of any security instrument caused by Purchaser to be recorded on the Property;

(iv) all due diligence costs incurred by Purchaser, including, without limitation, costs incurred to obtain any new environmental reports and property condition assessment reports or to further update any such reports included among the Deliveries;

(v) costs of any consultants, advisors, brokers (excluding Broker) and other agents or independent contractors engaged by Purchaser; and

(vi) recording fees for any and all documents to be recorded other than those set forth in Section 5.5(b)(v) hereof; and

(vii) one-half (1/2) of the escrow or closing fees, if any, which may be charged by the Escrow Agent or Title Company.

(d) All costs and expenses incident to this transaction and the closing thereof, and not specifically described above, shall be paid by the party incurring same.

(e) The provisions of this Section 5.5 shall survive the Closing.

SECTION 5.6. Conditions Precedent to the Obligations of the Purchaser.  The obligation of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Purchaser in its sole discretion:

(a) Seller shall have delivered to Purchaser all of the items required to be delivered to Purchaser pursuant to the terms of this Agreement, including but not limited to, those provided for in Sections 4.4 and 5.2 hereof;

(b) All of the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects as of the Effective Date, subject to the provisions of Section 5.2(f) hereof;

(c) None of the Major Tenants shall have filed for protection under the United States Bankruptcy Code, or had involuntary bankruptcy proceedings commenced against it which have not been dismissed;

(d) Seller shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Seller as of the Closing Date; and

(e) issuance of the Title Policy in the form required by the Title Commitment in the full amount of the Purchase Price.

SECTION 5.7. Conditions Precedent to the Obligations of the Seller.  The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment on or before the Closing Date of all of the following conditions, any or all of which may be waived by Seller in its sole discretion:

(a) Escrow Agent shall have received the Purchase Price, as adjusted as provided herein, with instructions to disburse same in accordance with the agreed-upon Closing Statement simultaneously with Seller’s authorization to release its Deed for recordation, all pursuant to and payable in the manner provided for in this Agreement;

(b) Purchaser shall have delivered to Seller all of the items required to be delivered to Seller pursuant to the terms of this Agreement, including but not limited to, those provided for in Section 5.3 hereof;

(c) All of the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date; and

(d) Purchaser shall have performed and observed, in all material respects, all covenants and agreements of this Agreement to be performed and observed by Purchaser as of the Closing Date.

SECTION 5.8. Failure of Condition.  In the event that (i) any condition set forth in Section 5.6 above is not satisfied by Seller or waived by Purchaser, or (ii) any condition set forth in Section 5.7 above is not satisfied by Purchaser or waived by Seller, on or as of the Closing Date, except as set forth in Article VII to the extent such condition was not satisfied as a result of a default (in which event Article VII shall govern), the sole right of Purchaser or Seller, as the case may be, shall be either to (a) terminate this Agreement by delivering written notice of such termination to the other party on or prior to the Closing Date, in which event the Deposit shall be returned to Purchaser and the parties shall have no further obligations or liabilities hereunder, (b) waive the satisfaction of such condition or conditions and proceed to Closing in accordance with and subject to the terms of this Agreement.

ARTICLE VI

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 6.1. Representations and Warranties of Seller.  Seller hereby makes the following representations and warranties to Purchaser as of the Effective Date, which representations and warranties shall be deemed to have been made again, subject to any changes permitted pursuant to Section 5.2(f), as of the Closing; provided, however, all representations and warranties set forth in this Section 6.1 shall be qualified by, and Seller shall have no liability for any breach if such results from or is based on a condition, state of facts or other matter which was disclosed in writing to Purchaser or described in the Deliveries or otherwise prior to the Effective Date, as more particularly set forth in and subject to the limitations set forth in Section 6.3 hereof and subject to Purchaser’s right to terminate this Agreement as provided in Section 5.2(f):

(a) Organization and Authority.  Seller has been duly organized and is validly existing under the laws of Germany.  Seller has the full right and authority to enter into this Agreement and to transfer all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement.  The person or persons signing this Agreement on behalf of Seller are authorized to do so and to execute the Deed and other documents to be delivered by Seller at Closing.

(b) Pending Actions.  To Seller’s knowledge, except as set forth on Exhibit M, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Seller which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement or have a material adverse effect on the Property.

(c) Operating Agreements.  To Seller’s knowledge, the Operating Agreements listed on Exhibit C are all of the material agreements concerning the operation and maintenance of the Property affecting the Property that will be in effect as of the Closing, and Seller has delivered to Purchaser a true, correct and complete copy of each Operating Agreement.  Except for Seller’s Property Management Agreement and Seller’s Leasing Agreements, which shall be terminated by Seller as of Closing, all other such Operating Agreements shall, unless otherwise terminated as provided in Section 5.2(d) hereof, be assigned to and assumed by Purchaser at Closing, and Purchaser shall assume responsibility for any and all payments due and payable from and after Closing with respect to such assumed Operating Agreements to the extent provided in Exhibit K.

(d) Condemnation.  To Seller’s knowledge, except as set forth on Exhibit M, there is no pending, and Seller has received no written notice of any threatened, condemnation proceedings relating to the Property.

(e) Tenant Inducement Costs.  There are no outstanding Tenant Inducement Costs as of the date hereof that shall be due and payable before or after Closing with respect to any Lease except as set forth on Exhibit F.

(f) Violations.  Except as set forth on Exhibit M attached hereto, Seller has not received written notice of any uncured violation of any federal, state or local law relating to the use or operation of the Property which would materially adversely affect the Property or use thereof.

(g) Leases.  The list of the Leases attached hereto as a part of Exhibit O is accurate in all material respects and lists all of the Leases currently affecting the Property, there are no Leases affecting the Property other than those listed on Exhibit O, and Seller has delivered to Purchaser a true, correct and complete copy of all the Leases.  Except as noted on Exhibit N, Seller has not delivered any written notice to any tenant under a Lease that such tenant continues to be delinquent in the payment of rent for more than thirty (30) days, or is otherwise in uncured material default under its Lease.  Neither Seller nor any tenant is in material default under any Lease, and Seller has not received any written notice from a tenant that Seller is in uncured material default under any Lease.  The schedule of Security Deposits attached as Exhibit X is a true, correct, and complete list of all Security Deposits under the Leases.

(h) Commission Agreements.  Exhibit P attached hereto includes all agreements between Seller and any leasing broker for the payment of leasing commissions with respect to any existing Lease (collectively, the “Commission Agreements”).  Included in the Deliveries were true, correct and complete copies of all Commission Agreements listed on Exhibit P.  Seller shall be responsible for the termination of only those Commission Agreements that are leasing agreements entered into by Seller (“Seller’s Leasing Agreements”), as indicated on Exhibit P.  Commissions due under any remaining Commission Agreements from and after the Effective Date shall be paid by the parties as provided in Section 5.4(b)(iii) hereof.  Except as set forth in Exhibit F or as may be due under the agreement listed on Exhibit F in connection with the renewal or expansion after the Effective Date of any existing Leases, there are no brokerage commissions or other such payments due from and after Closing in connection with any Lease except as set forth on Exhibit F.

(i) Environmental Notices. Except as set forth in the environmental reports listed on Exhibit E (which have been made available to Purchaser pursuant to Section 4.1) or as otherwise disclosed in writing to Purchaser, to Seller’s knowledge, Seller has received no written notification from any governmental or quasi-governmental authority that any such authority has alleged or determined that there are violations of any Environmental Laws at the Property.  As used herein, “Environmental Laws” means collectively Comprehensive Environmental Response, Compensation and Liability Act of 1980 (commonly known as “CERCLA”), as amended, the Superfund Amendments and Reauthorization Act (commonly known as “SARA”), the Resource Conservation and Recovery Act (commonly known as “RCRA”), and any other federal, state or local environmental legislation or ordinances applicable to the Property.  Except as expressly set forth in this Section 6.1(i), Seller makes no representation whatsoever regarding: (a) compliance with Environmental Laws, or (b) the presence, location or scope of any materials, waste, contaminants, pollutants, mold, fungus, bacteria or other substances or conditions which are toxic, dangerous, radioactive, disease causing, carcinogenic, infectious, caustic, or contain petroleum products or by-products, asbestos, heavy metals, or are defined as toxic, dangerous to health or otherwise hazardous by reference to any Environmental Laws.

(j) Seller has not (i) made a general assignment for the benefit of creditors; (ii) filed any involuntary petition in bankruptcy or suffered the filing of an involuntary petition by Seller’s creditor’s; (iii) suffered the appointment of a receiver to take possession of all or substantially all of Seller’s assets; (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets; (v) admitted in writing its inability to pay its debts as they come due; or (vi) made an offer of settlement, extension or compromise to its creditors generally.  Seller is solvent and able to pay its debts as they come due in the usual and ordinary course of business.

(k) Seller (i) is not an “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”), which is subject to Title I of ERISA, or a “plan” as defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code; (ii) the assets of Seller do not constitute “plan assets” of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; (iii) Seller is not a “governmental plan” within the meaning of Section 3(32) of ERISA, and ·assets of Seller do not constitute plan assets of one or more such plans; and (iv) transactions by or with Seller are not in violation of state statutes applicable to Seller’s regulating investments of and fiduciary obligations with respect to governmental plans.

(l) (i) Seller is not now nor shall it be at any time until Closing be an individual, corporation, partnership, joint venture, association, joint stock company, trust, trustee, estate, limited liability company, unincorporated organization, real estate investment trust, government or any agency or political subdivision thereof, or any other form of entity (collectively, a “Person”) with whom a United States citizen, entity organized under the laws of the United States or its territories or entity having its principal place of business within the United States or any of its territories (collectively, a “U.S. Person”), is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Persons with whom U.S. Persons may not transact business or must limit· their interactions to types approved by OFAC [“Specially Designated Nationals and Blocked Persons”]) or otherwise.

(ii) Neither Seller nor, to Seller’s knowledge, any Person who owns a ten percent (10%) or greater interest in Seller (collectively, a “Seller Party”) is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a United States Financial Institution as defined in 31 U.S.C. 5312, as periodically amended (“Financial Institution”), is prohibited from transacting business of the type contemplated by this Agreement, Whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(iii) Seller hereby covenants and agrees that if Seller obtains knowledge that any of the representations and warranties contained in this Section 6.1(l) is or becomes false, then Seller will immediately notify Purchaser in writing, and, in such event, Purchaser will have the right to terminate this Agreement without penalty or liability to Purchaser immediately upon delivery of written notice thereof to Seller, in which event the Deposit will promptly be returned to Purchaser and neither party will have any further rights or obligations under this Agreement, except for such as specifically survive termination.

(m) There is no “well” (as defined in Minnesota Statutes § 103I.005, Subd. 21) located on the Property.

(n) There is no “subsurface sewage treatment system” (as defined in Minnesota Statutes § 115.55, Subd. 1(g)) located on the Property.

(o) To the best of Seller’s knowledge, methamphetamine production has not occurred on the Property.  This disclosure is made pursuant to Minnesota Statutes § 152.0275, Subd. 2(m).

SECTION 6.2. Knowledge Defined.  References to the “knowledge” of Seller shall refer only to the current actual knowledge of the Designated Representatives (as hereinafter defined) of Seller, and shall not be construed, by imputation or otherwise, to refer to the knowledge of Seller or any affiliate of Seller, to any property manager or leasing agent, or to any other officer, agent, manager, representative or employee of Seller or any affiliate thereof or to impose upon such Designated Representatives any duty to investigate the matter to which such actual knowledge, or the absence thereof, pertains.  As used herein, the term “Designated Representatives” shall refer to Birgit Prasch and M. Gregory Moore, and Seller represents that these Designated Representatives hold supervisory positions relating to the investment in the Property and the related asset management thereof.  Purchaser hereby acknowledges and agrees that no Designated Representative shall have any personal liability or responsibility whatsoever with respect to Seller’s representations and warranties hereunder by reason of his or her designation as a Designated Representative, and no alleged breach of any representation or warranty or any claim whatsoever shall at any time be asserted or enforceable against any one or more of the Designated Representatives.

SECTION 6.3. Survival of Seller’s Representations and Warranties; Basket; Cap.  The representations and warranties of Seller set forth in Section 6.1 hereof, as updated as of the Closing Date in accordance with the terms of this Agreement, shall survive Closing until May 4, 2011 (the “Survival Period”), at which time they will be of no further force or effect except as hereinafter provided in this Section 6.3.  No claim asserted after Closing for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question results from or is based on a condition, state of facts or other matter which was known to Purchaser prior to Closing or disclosed or referenced in this Agreement, the Deliveries, the Title Commitment or the Survey.  Seller shall have no liability to Purchaser for a breach of any representation or warranty (a) unless the valid claims for all breaches aggregate more than One Hundred Thousand Dollars ($100,000.00) (the “Basket”), in which event the full amount of such valid claims shall be actionable, up to the Cap (as defined in this Section 6.3), and (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to May 4, 2011, and an action shall have been commenced by Purchaser against Seller within thirty (30) days after delivery of notice of the alleged breach.  As used herein, the term “Cap” shall mean an amount equal to One Million Dollars ($1,000,000.00).  In no event whatsoever shall Seller have any liability to Purchaser in excess of the Cap for any and all claims asserted after Closing for any breach of a representation or warranty under this Agreement or the closing documents executed in connection herewith.

SECTION 6.4. Covenants of Seller.  Seller hereby covenants with Purchaser as follows:

(a) From the Effective Date hereof until the Closing or earlier termination of this Agreement, (i) Seller shall use commercially reasonable efforts to operate and maintain the Property in a manner generally consistent with the manner in which Seller has operated and maintained the Property prior to the Effective Date and (ii) Seller shall not intentionally execute and record any documents in the real property records which result in any liens or other encumbrances on the Property which are not released prior to Closing.

(b) A copy of any amendment, renewal or expansion of an existing Lease, any term sheet for a new Lease or any new Lease that Seller wishes to execute between the Effective Date and the Closing Date (each, a “Proposed Lease Transaction”) will be submitted to Purchaser prior to execution by Seller.  Seller shall not enter into, amend, modify or terminate a Lease without Purchaser’s approval.  Seller shall follow the following procedure with respect to each Proposed Lease Transaction:  (1) Seller shall seek Purchaser’s prior written approval to the Proposed Lease Transaction; (2) if Purchaser disapproves of the Proposed Lease Transaction, then Purchaser shall set forth in the disapproval notice delivered to Seller the specific objections of Purchaser; and (3) if Purchaser fails to grant its approval or give notice of its disapproval of the Proposed Lease Transaction within five (5) business days after receipt of a copy of said document, together with a request for such approval, then it shall be deemed an approval of said document in the form presented to Purchaser for review.  Notwithstanding the foregoing provisions of this Section 6.4, Purchaser shall have no right to approve any Proposed Lease Transaction the documentation of which is in Material Conformance with the Pending Renewals/Expansions or a term sheet that was approved by Purchaser pursuant to the above-described procedure.  “Material Conformance” means that the economic terms of a Proposed Lease Transaction materially conform to those set forth in Exhibit W or the approved term sheet and that the Proposed Lease Transaction contains no other terms or provisions which materially deviate from what is customary for the leasing of office space in the Minneapolis, Minnesota metropolitan area.  At Closing, Purchaser shall reimburse Seller for any Tenant Inducement Costs, leasing commissions or other expenses, including reasonable legal fees, incurred by Seller in connection with any Proposed Lease Transaction executed by Seller between the Effective Date and Closing or executed by Purchaser after Closing and assume all post-Closing obligations with respect to such Proposed Lease Transaction.  Any amendment to an approved Proposed Lease Transaction shall be deemed a “Proposed Lease Transaction” for the purpose of this Section 6.4(b).

(c) Prior to Closing, Seller intends to file a Form 8288-B, FIRPTA Withholding Certificate (the “FIRPTA Certificate”) in the form required by the Internal Revenue Service, a copy of which shall be provided to Purchaser.  The FIRPTA Certificate will indicate the taxable gain, if any, that Seller will recognize upon the sale of the Property to Purchaser and the tax liability amount required to be paid to the Internal Revenue Service in connection therewith (the “Certificate Tax Amount”).  Pursuant to Section 4.01 of Revenue Procedure 2000-35, 2000-2 CB 211 (August 9, 2000) and the filing of such FIRPTA Certificate with the Internal Revenue Service prior to the date of sale, Purchaser is required to withhold from the sales proceeds ten percent (10%) of the gross sales proceeds derived from the sale of the Property, but is not required to pay such withheld amounts to the Internal Revenue Service pending approval of the FIRPTA Certificate by the Internal Revenue Service.  Accordingly, Seller and Purchaser agree that Purchaser shall withhold ten percent (10%) of the gross sales proceeds (the “Escrowed Funds”), from the Purchase Price and pay the Escrowed Funds to Escrow Agent, acting as withholding escrow agent (“Withholding Escrow Agent”) to hold pending approval of the FIRPTA Certificate by the Internal Revenue Service.  Upon such approval of the FIRPTA Certificate, Seller and Purchaser shall direct Withholding Escrow Agent to apply the Escrowed Funds to pay such approved tax liability (the “Final Tax Liability”) within twenty (20) days after such approval.  If the Final Tax Liability is greater than the Escrowed Funds, then Seller shall promptly pay such deficiency to the Withholding Escrow Agent for payment to the Internal Revenue Service.  If the Final Tax Liability is less than the Escrowed Funds, then the Withholding Agent shall promptly pay the excess to Seller, together with the interest or income earned on the Escrowed Funds.  It is anticipated that the Final Tax Liability will equal the Certificate Tax Amount.  Seller shall file or cause to be filed any and all tax returns, information returns or any other required filings in connection with the transfer on or before the due date of such returns with the Internal Revenue Service and timely pay any and all tax liabilities associated therewith.  Seller hereby agrees to hold Purchaser harmless from and against any and all losses, liabilities, claims, damages, costs and expenses (including reasonable attorneys’ fees, interest and penalties) incurred or realized by Purchaser and relating to the payment to the Internal Revenue Service of any such withholding tax due upon the sale of the Property by Seller to Purchaser.  Each of Seller and Purchaser agrees to execute and deliver at the Closing an escrow agreement with Withholding Escrow Agent that reflects the provisions of this Section 6.4(c) in the form attached hereto as Exhibit Q (the “Withholding Escrow Agreement”).  Such escrow agreement shall provide for the investment of the Escrowed Funds in designated investments or accounts available to the Withholding Escrow Agent and approved by Seller, and all interest or other income earned thereon shall be added to and deemed a part of the Escrowed Funds.  Seller will pay all reasonable costs and expenses relating to the escrow account established pursuant to this Section 6.4(c).  In the event that the FIRPTA Certificate is not filed in accordance with this Section 6.4(c) prior to Closing, Purchaser shall withhold ten percent (10%) of the gross sales proceeds from the Purchase Price and remit such amount to the Internal Revenue Service in accordance with its obligations set forth in Section 1445 of the Internal Revenue Code.  In addition, if at any time Purchaser believes that it is required by applicable law to deliver the Escrowed Funds to the Internal Revenue Service, Purchaser shall have the authority to instruct the Withholding Escrow Agent to pay the Escrowed Funds to the Internal Revenue Service; provided, however, prior to giving any such instruction to the Withholding Escrow Agent, Purchaser shall give not less than five (5) days prior notice to Seller of its intent to so instruct the Withholding Escrow Agent and shall discuss in good faith with Seller its position prior to giving such instruction.

SECTION 6.5. Representations and Warranties of Purchaser.  Purchaser hereby makes the following representations and warranties to Seller as of the Effective Date, which representations and warranties shall be deemed to have been made again as of the Closing, subject to Section 5.3(b) hereof:

(a) Organization and Authority.  Purchaser has been duly organized and is validly existing under the laws of the State of Delaware.  Purchaser has the full right and authority to enter into this Agreement and to consummate or cause to be consummated the transaction contemplated by this Agreement.  The person or persons signing this Agreement on behalf of Purchaser are authorized to do so.

(b) Pending Actions.  To Purchaser’s knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Purchaser which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

(c) Compliance with International Trade Control Laws and OFAC Regulations.

(i) Purchaser is not now nor shall it be at any time until Closing a Person with whom a U.S. Person is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by OFAC (including those executive orders and lists published by OFAC with respect to Persons that have been designated by executive order or by the sanction regulations of OFAC as Specially Designated Nationals and Blocked Persons) or otherwise.

(ii) Neither Purchaser nor to Purchaser’s knowledge any Person who owns a ten percent (10%) or greater interest in Purchaser (collectively, a “Purchaser Party”) is now nor shall be at any time until Closing a Person with whom a U.S. Person, including a Financial Institution, is prohibited from transacting business of the type contemplated by this Agreement, whether such prohibition arises under United States law, regulation, executive orders and lists published by the OFAC (including those executive orders and lists published by OFAC with respect to Specially Designated Nationals and Blocked Persons) or otherwise.

(iii) Purchaser hereby covenants and agrees that if Purchaser obtains knowledge that any of the representations and warranties contained in this Section 6.5(c) is or becomes false, then Purchaser will immediately notify Seller in writing, and in such event, Seller will have the right to terminate this Agreement without penalty or liability to Seller immediately upon delivery of written notice thereof to Purchaser, in which event the Deposit will promptly be returned to Purchaser and neither party will have any further rights or obligations under this Agreement, except for such as specifically survive termination.

SECTION 6.6. Survival of Purchaser’s Representations and Warranties.  The representations and warranties of Purchaser set forth in Section 6.5 hereof shall survive Closing.

ARTICLE VII

DEFAULT

SECTION 7.1. Default by Purchaser.  If Purchaser defaults and fails to consummate this Agreement, for any reason other than Seller’s default or the permitted termination of this Agreement by either Seller or Purchaser as herein expressly provided, Seller shall have the right, as its sole and exclusive remedy to cancel this Agreement pursuant to Minnesota Statutes § 559.21 and receive the Deposit.  The parties acknowledge that Seller’s damages in such event would be difficult to determine, so Seller shall receive as liquidated damages and not as a penalty the Deposit, which Escrow Agent is hereby instructed to deliver to Seller in accordance with Minnesota Statutes § 559.21 if Seller does cancel this Agreement, it being agreed between the parties hereto that: (i) it would be impracticable and extremely difficult to fix or establish actual damages of Seller in the event of a default hereunder by Purchaser and (ii) the amount of the Deposit is the parties’ best and most reasonable and fair estimate of Seller’s damages in the event of Purchaser’s default.  Nothing contained in this Agreement, however, will limit, restrict or impair the liability of Purchaser under any indemnity provided by Purchaser under this Agreement, or under Section 11.16 of this Agreement, or under any of the documents and instruments executed and delivered to Seller pursuant to the terms and conditions hereof.

SECTION 7.2. Default by Seller.  In the event the sale of the Property as contemplated hereunder is not consummated due to Seller’s default hereunder, and Purchaser is not in default under this Agreement, Purchaser shall be entitled, as its sole remedy, either (a) to cancel this Agreement and receive the return of the Deposit, which Escrow Agent is hereby instructed to deliver to Purchaser if Purchaser does cancel this Agreement, together with its documented direct costs and expenses incurred in connection with its inspection of the Property and negotiations of the transaction contemplated by this Agreement not to exceed $50,000.00, which return shall operate to terminate this Agreement and release Seller from any and all liability hereunder, or (b) to enforce specific performance of Seller’s obligations under this Agreement.  Purchaser expressly waives its rights to seek monetary damages in the event of Seller’s default hereunder, except as provided above.  Purchaser shall be deemed to have elected to terminate this Agreement and receive back the Deposit as provided above if Purchaser fails to file suit for specific performance against Seller in a court having jurisdiction in the county and state in which the Property is located, on or before ninety (90) days following the date upon which Closing was to have occurred.  Nothing contained in this Section 7.2 shall limit, restrict or impair Purchaser’s rights under this Agreement or under any of the documents and instruments executed and delivered to Purchaser pursuant to the terms and conditions hereof for any and all claims Purchaser shall have from and after Closing or that survive Closing.

SECTION 7.3. Recoverable Damages.  Notwithstanding Sections 7.1 and 7.2 hereof, in no event shall the provisions of Sections 7.1 and 7.2 limit the damages recoverable by either party against the other party due to the other party’s obligation to indemnify such party in accordance with Sections 4.2, 6.3, 6.4, and 9.1 of this Agreement.

ARTICLE VIII

RISK OF LOSS

SECTION 8.1. Minor Damage.  In the event of loss or damage to or any condemnation of the Property, or any portion thereof, which is not “Major” (as hereinafter defined), this Agreement shall remain in full force and effect, provided Seller performs any necessary repairs or, at Seller’s option, assigns to Purchaser all of Seller’s right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards.  Seller agrees to maintain the insurance currently in place with respect to the Property during the term of this Agreement.  In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly, and the date of Closing shall be extended for a reasonable time (not to exceed one hundred twenty (120) days) in order to allow for the completion of such repairs.  If Seller elects to assign a casualty claim to Purchaser, the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller’s insurance policy or the cost of such repairs as determined in accordance with Section 8.3 hereof.  Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser.

SECTION 8.2. Major Damage.  In the event of a “Major” loss or damage, as provided in Section 8.3 hereof, Seller shall promptly notify Purchaser thereof and Purchaser may terminate this Agreement by written notice to Seller within ten (10) days of receipt of such notice from Seller.  If Purchaser does not elect to terminate this Agreement within ten (10) days after Seller sends Purchaser written notice of the occurrence of such Major loss or damage (which notice shall state the cost of repair or restoration thereof as opined by an architect in accordance with Section 8.3 hereof ), then Purchaser shall be deemed to have elected to proceed with the purchase and sale of the Property, in which event Seller shall assign to Purchaser all of Seller’s right, title and interest in and to any claims and proceeds Seller may have with respect to any related casualty insurance policies or condemnation awards and the Purchase Price shall be reduced by an amount equal to the lesser of the deductible amount under Seller’s insurance policy or the cost of such repairs as determined in accordance with Section 8.3 hereof.

SECTION 8.3. Definition of “Major” Loss or Damage.  For purposes of Sections 8.1 and 8.2, “Major” loss or damage refers to the following: (a) loss or damage to the Property such that the cost of repairing or restoring the Property to substantially the same condition which existed prior to the event of damage would be, in the opinion of an architect selected by Seller and reasonably approved by Purchaser, equal to or greater than $9,000,000.00, (b) any loss due to a condemnation which permanently and materially impairs the current use of the Property, or (c) any loss or damage constituting a basis for a Major Tenant to terminate its Lease (unless such right to terminate is waived or not timely exercised).  If Purchaser does not give written notice to Seller of Purchaser’s reasons for disapproving an architect within ten (10) business days after receipt of notice of the proposed architect, Purchaser shall be deemed to have approved the architect selected by Seller.

ARTICLE IX

COMMISSIONS
SECTION 9.1. Brokerage Commissions.  Seller acknowledges that Broker has been engaged by Seller to assist with this transaction and Seller shall be fully responsible for any compensation owed Broker in connection with this transaction pursuant to a separate written agreement between Seller and Broker.  Each of Purchaser and Seller represent and warrant to the other that it has not dealt with any broker or agent in the negotiation of this transaction other than Broker.  Each party hereto agrees that if any person or entity makes a claim for brokerage commissions or finder’s fees related to the sale of the Property by Seller to Purchaser, and such claim is made by, through or on account of any acts or alleged acts of said party or its representatives, said party will protect, indemnify, defend and hold the other party free and harmless from and against any and all losses, liabilities, costs, damages and expenses (including reasonable attorneys’ fees) in connection therewith.  The provisions of this paragraph shall survive Closing or any termination of this Agreement.

ARTICLE X

DISCLAIMERS AND WAIVERS

SECTION 10.1. NO RELIANCE ON DOCUMENTS.  EXCEPT AS EXPRESSLY STATED HEREIN OR IN THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR INFORMATION DELIVERED BY SELLER OR ITS BROKERS OR AGENTS TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY.  PURCHASER ACKNOWLEDGES AND AGREES THAT ALL MATERIALS, DATA AND INFORMATION DELIVERED BY SELLER TO PURCHASER IN CONNECTION WITH THE TRANSACTION CONTEMPLATED HEREBY ARE PROVIDED TO PURCHASER AS A CONVENIENCE ONLY AND THAT ANY RELIANCE ON OR USE OF SUCH MATERIALS, DATA OR INFORMATION BY PURCHASER SHALL BE AT THE SOLE RISK OF PURCHASER, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN.  NEITHER SELLER, NOR ANY AFFILIATE OF SELLER, NOR THE PERSON OR ENTITY WHICH PREPARED ANY REPORT OR REPORTS DELIVERED BY SELLER TO PURCHASER SHALL HAVE ANY LIABILITY TO PURCHASER FOR ANY INACCURACY IN OR OMISSION FROM ANY SUCH REPORTS.

SECTION 10.2. AS-IS SALE; DISCLAIMERS.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO FITNESS FOR A PARTICULAR PURPOSE. PURCHASER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO PURCHASER AND PURCHASER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS”, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN ANY OTHER DOCUMENT EXECUTED BY SELLER AND DELIVERED TO PURCHASER AT CLOSING.  PURCHASER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, OFFERING PACKAGES DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING.  PURCHASER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS.”

PURCHASER REPRESENTS TO SELLER THAT PURCHASER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS PURCHASER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO, OTHER THAN SUCH REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN ANY OF THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING.  UPON CLOSING, PURCHASER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY PURCHASER’S INVESTIGATIONS, AND EXCEPT WITH RESPECT TO MATTERS WHICH BY THE EXPRESS TERMS OF THIS AGREEMENT SURVIVE CLOSING OR IN ANY OF THE DOCUMENTS EXECUTED AND DELIVERED AT CLOSING, UPON CLOSING, PURCHASER SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH PURCHASER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S PARTNERS, OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, ENVIRONMENTAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER FACTS, OMISSIONS, EVENTS CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

SECTION 10.3. SURVIVAL OF DISCLAIMERS.  THE PROVISIONS OF THIS ARTICLE X SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Confidentiality.  Except as required by law, Purchaser and its representatives shall hold in strictest confidence all data and information obtained with respect to Seller or its business, whether obtained before or after the execution and delivery of this Agreement, and shall not disclose the same to others; provided, however, that it is understood and agreed that Purchaser may disclose such data and information to the employees, lenders, consultants, accountants and attorneys of Purchaser or as required by law.  Notwithstanding the foregoing, Purchaser shall have no obligation to maintain the confidentiality of any information which is available to the public.  In the event this Agreement is terminated or Purchaser fails to perform hereunder, Purchaser shall promptly return to Seller any statements, documents, schedules, exhibits or other written information obtained from Seller in connection with this Agreement or the transaction contemplated herein.  In the event of a breach or threatened breach by Purchaser or its agents or representatives of this Section 11.1, Seller shall be entitled to an injunction restraining Purchaser or its agents or representatives from disclosing, in whole or in part, such confidential information.  Nothing herein shall be construed as prohibiting Seller from pursuing any other available remedy at law or in equity for such breach or threatened breach.  Notwithstanding anything to the contrary herein, (i) Seller (or its affiliates or any entity advised by Seller’s affiliates) shall be permitted to disclose in press releases, fund reports and/or investor communications and other filings with governmental authorities, financial statements and/or other communications (A) the existence of this Agreement, the identity of Purchaser and the status of the Agreement along with (B) such information regarding the transaction contemplated by this Agreement and/or the terms of this Agreement and any such information relating to the Property as may be necessary or advisable to comply with any applicable German or U.S. federal or state banking or securities laws, rules, or regulations; and (ii) Purchaser (or its affiliates or any entity advised by Purchaser’s affiliates) shall be permitted to disclose in press releases, U.S. Securities and Exchange Commission (“SEC”) and other filings with governmental authorities, financial statements and/or other communications such information regarding the transaction contemplated by this Agreement and/or the terms of this Agreement and any such information relating to the Property as may be necessary or advisable to comply with any applicable federal or state securities laws, rules, or regulations (including SEC rules and regulations), “generally accepted accounting principles,” or other accounting rules or procedures or in accordance with Hines Global REIT Inc.’s prior custom, practice, or procedure.  Hines Global REIT, Inc. will be required to publicly disclose the possible transactions contemplated hereby and file this Agreement with the SEC promptly after the execution of the same by both parties or as sooner required by law.  In the event that any disclosure is required of Purchaser in accordance with the preceding sentence, Purchaser shall give to Seller a copy of any such filings or other disclosures to be made not less than two (2) business days prior to making the filing or other disclosure and shall permit Seller to make any similar, concurrent public disclosure as Seller deems desirable or appropriate.  The provisions of this Section 11.1 shall survive any termination of this Agreement.

SECTION 11.2. Public Disclosure.  Except as required by law, and except as provided in Section 11.1, any release to the public of information with respect to the sale contemplated herein or any matters set forth in this Agreement will be made only in the form reasonably approved by Purchaser and Seller.  After Closing, either party may without consent of the other make any press release or other disclosure.  The provisions of this Section 11.2 shall survive any termination of this Agreement.

SECTION 11.3. Assignment.  Subject to the provisions of this Section 11.3, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.  Except with respect to an assignment occurring after the making of the Initial Deposit to an affiliate of Purchaser or an entity controlling, controlled by, or under common-control with Purchaser, or a wholly-owned subsidiary, Purchaser may not assign its rights under this Agreement without first obtaining Seller’s written approval, which approval may be given or withheld in Seller’s sole discretion.  In the event that Purchaser desires to assign its rights hereunder, (a) Purchaser shall send Seller written notice of its request at least five (5) business days prior to Closing, which request shall include the legal name and structure of the proposed assignee, as well as any other information that Seller may reasonably request, and (b) Purchaser and the proposed assignee shall execute an assignment and assumption of this Agreement in form and substance satisfactory to Seller pursuant to which the proposed assignee will expressly assume Purchaser’s obligations hereunder, and (c) in no event shall any assignment of this Agreement release or discharge Purchaser from any liability or obligation hereunder through Closing, provided that only the entity acquiring the Property shall have any liability hereunder from and after Closing.  Except for transfers of direct or indirect interests in Hines Global REIT, Inc., any transfer, directly or indirectly, of any stock, partnership interest or other ownership interest in Purchaser shall constitute an assignment of this Agreement.  The provisions of this Section 11.3 shall survive the Closing or any termination of this Agreement.

SECTION 11.4. Notices.  Any notice pursuant to this Agreement shall be given in writing and sent by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission, provided that any facsimile received after 5:00 p.m. Eastern Standard Time shall be deemed received on the next succeeding business day, and further provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	KanAm Grund Kapitalanlagegesellschaft mbH
The Forum
3290 Northside Parkway
Suite 840
Atlanta, Georgia 30327
Attention:	Mr. M. Gregory Moore
Mr. Manish Bhatia
Facsimile:                                                                                     (678) 651-2671

with a copy to:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
Attention:	Olivier Catusse, Managing Director
Facsimile:                                                                                     011-49-69-7104-11-600

and with a copy to:                                King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
Attention:                  W. Clay Gibson, Esq.
Facsimile:                                                                                     (404) 572-5131

If to Purchaser:                                c/o Hines Interests Limited Partnership
1 South Dearborn, Suite 2000
Chicago, Illinois  60603
Attention:                  John McDermott
Telephone:                                                        (312) 419-4900
Facsimile:                  (312) 346-4180

with a copy to:                                Hines Interests Limited Partnership
2800 Post Oak Blvd.
Suite 4800
Houston, TX  77056
Attention:  Jason Maxwell
Telephone: (713) 621-8000
Facsimile: (713) 966-2075

with a copy to:                                           Baker Botts LLP
2001 Ross Avenue
Dallas, Texas  75201-2980
Attention: Jonathan W. Dunlay
Telephone: (214) 953-6711
Facsimile: (214) 661-4711

If to Escrow Agent or
Withholding Escrow
Agent:                                Fidelity National Title Insurance Company
200 Galleria Parkway
Suite 2060
Atlanta, Georgia 30339
Attention: Ms. Amy Risser
Facsimile: (770) 850-8222

SECTION 11.5. Modifications.  This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge this Agreement in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

SECTION 11.6. Entire Agreement.  This Agreement, including the exhibits and schedules hereto, together with that certain Access Agreement entered into between Purchaser and Seller with respect to the Property, if any, and that certain Principal Confidentiality Agreement entered into between Purchaser and Broker for the benefit of Seller with respect to the Property, if any, contains the entire Agreement between the parties hereto pertaining to the subject matter hereof.  This Agreement fully supersedes all prior written or oral agreements and understandings (other than the Access Agreement, if any, and the Principal Confidentiality, if any, executed by Seller and Purchaser with respect to the Property, which shall remain in full force and effect until terminated in accordance with the terms of such agreements) between the parties pertaining to such subject matter.

SECTION 11.7. Further Assurances.  Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement.  The provisions of this Section 11.7 shall survive Closing.

SECTION 11.8. Counterparts.  This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same Agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

SECTION 11.9. Facsimile or E-Mail Signatures.  In order to expedite the transaction contemplated herein, telecopied or e-mailed signatures may be used in place of original signatures on this Agreement. Seller and Purchaser intend to be bound by the signatures on the telecopied or e-mailed document, are aware that the other party will rely on the telecopied or e-mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the form of signature.

SECTION 11.10. Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

SECTION 11.11. Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the state in which the Property is located.  Purchaser and Seller agree that the provisions of this Section 11.11 shall survive the Closing or any termination of this Agreement.

SECTION 11.12. No Third-Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

SECTION 11.13. Captions.  The Section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any Section or any subsection hereof.

SECTION 11.14. Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

SECTION 11.15. Recordation.  Neither this Agreement, nor any memorandum hereof, may be recorded by any party hereto without the prior written consent of the other party hereto; provided, however, Seller may grant or withhold its consent in its sole and absolute discretion and Purchaser shall be reasonable.  The provisions of this Section 11.15 shall survive the Closing or any termination of this Agreement.

SECTION 11.16. Attorneys’ Fees.  If either party commences legal proceedings for any relief against the other party arising out of this Agreement or any documents, agreements, exhibits or certificates contemplated hereby, the losing party shall pay the prevailing party’s reasonable attorney’s fees and costs upon final settlement, judgment or appeal thereof, as determined by the court.  The provisions of this Section shall survive Closing or any termination of this Agreement.

SECTION 11.17. Computation of Time Periods.  All periods of time referred to in this Agreement shall include all Saturdays, Sundays and state or national holidays, unless the period of time specifies business days, provided that if the date or last date to perform any act or give any notice or approval shall fall on a Saturday, Sunday or national holiday, such act or notice may be timely performed or given on the next succeeding day which is not a Saturday, Sunday or national holiday.

SECTION 11.18. No Waiver; Cumulative Remedies.  No provision of this Agreement shall be deemed to have been waived, except if such waiver is contained in a written instrument executed by the party against whom such waiver is to be enforced.  No failure to exercise, nor any delay in exercising of any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that any party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law, unless expressly provided herein to the contrary.  The provisions of this Section shall survive Closing or any termination of this Agreement.

SECTION 11.19. Exculpation of Seller and Related Parties.  Notwithstanding anything to the contrary contained in this Agreement or in any exhibits attached hereto or in any documents executed in connection herewith, it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Purchaser or its successors or assigns against Seller in connection with this Agreement, including, without limitation, with respect to any alleged act or omission of Seller or any representative of Seller, any misrepresentation (whether allegedly intentional or unintentional) by or on behalf of Seller, or any breach by or on the part of Seller of any representation, warranty, covenant, undertaking, indemnity or agreement contained in this Agreement or in any of the documents delivered by Seller at Closing, and any attorneys’ fees provided for under Section 11.16 (collectively, “Seller’s Undertakings”) will not exceed the lesser of (i) the Cap or (ii) the value of Seller’s interest in the Property prior to Closing and in any event will not survive Closing beyond May 4, 2011, unless written notice containing a description of the specific nature of such breach will have been given by Purchaser to Seller prior to May 4, 2011,  and an action will have been commenced by Purchaser against Seller for said breach within thirty (30) days after delivery of the notice of the alleged breach, and (b) no personal liability or personal responsibility of any sort with respect to any of Seller’s Undertakings or any alleged breach thereof is assumed by, or will at any time be asserted or enforceable against, Seller or its affiliates, or against any of the respective shareholders, directors, officers, employees, agents, advisors, constituent partners, members, beneficiaries, trustees or representatives of Seller or its affiliates; provided, however, if Seller distributes the net proceeds realized by Seller at the Closing pursuant to the transaction described herein, then Seller will retain sufficient funds to satisfy any liability for Seller’s Undertakings, up to the Cap, for the duration of the Survival Period and, if prior to the expiration of the Survival Period Purchaser asserts a claim with respect to Seller’s Undertakings, then until such claim is resolved but only to the extent of the good faith amount of such claim.  Notwithstanding anything to the contrary herein, (I) the provisions of Section 5.4 that expressly survive for a period beyond May 4, 2011, shall survive until the date specified, and (II) the obligations and indemnities set forth in Section 6.4(c) and the Withholding Escrow Agreement shall not be subject to the survival limitation or the Cap set forth in this Section 11.19.

SECTION 11.20. Discharge of Obligations.  The acceptance of the Deed by Purchaser will be deemed to be a full performance and discharge of every representation and warranty made by Seller herein and every agreement and obligation on the part of Seller to be performed pursuant to the provisions of this Agreement, except those which are herein specifically stated to survive Closing.

SECTION 11.21. Reliability of Information.  The Deliveries and any additional information requested by Purchaser are being furnished to Purchaser for information purposes only.  Purchaser acknowledges and agrees that it is accepting the Deliveries and other documents with the understanding that the information therein has been compiled by persons and entities other than Seller, and Seller has not verified and does not independently certify that the information contained therein is true, correct or complete in all respects.  With respect to the third-party reports, Purchaser further acknowledges and agrees that it understands and has been informed by Seller that Seller has not and does not adopt or ratify the findings of the third-party consultants who prepared the third-party reports, does not represent that the third-party reports are accurate in all or any respects, and does not warrant or represent that the third-party reports can or should be relied upon by Purchaser in making its investment decisions concerning the Property.

SECTION 11.22. Purchaser Certificate and Release.  It is a condition precedent to the obligations of Seller under this Agreement that the Certificate and Release attached hereto as Exhibit Y (the "Certificate and Release") be fully executed and delivered at Closing by Purchaser to Seller.  The Certificate and Release certifies and supports the fact that Purchaser and its consultants, independent contractors, and other professional advisors of Purchaser’s choice have (or could have) (a) physically inspected the Property, (b) determined the fair market value of the Property in its As Is condition, (c) satisfied themselves as to the financial performance of the Property and its potential return on investment, (d) analyzed the present and projected uses of the Property, (e) independently verified the completeness and accuracy of the Deliveries and all other information provided by Seller and/or its agents which Purchaser deemed necessary or material in connection with the transactions contemplated by this Agreement, (f) independently tested and examined the Property from a physical, structural and environmental standpoint,  and (g) otherwise conducted a complete and thorough investigation and examination of the Property and the tenants under the Leases employing the highest levels of due diligence and that Purchaser has accepted the Property As Is, subject to the representations and warranties set forth in Article 6.  The Certificate and Release further releases Seller from and waives all claims against and liability of Seller to Purchaser for any structural, physical, and environmental condition at the Property and further releases Seller from and waives all liability of Seller to Purchaser for any and all claims or causes of action based on, connected with, or arising out of any Environmental Laws, hazardous material, requirement or liability imposed under any other law or regulation or any governmental agency or regulatory body having jurisdiction over the Property, or otherwise asserted against the Property or Purchaser by any person or entity whatsoever, except as set forth in Article 6.  The Certificate and Release further will confirm the agreement of the parties that Purchaser has not relied upon any representation, inducement, or unperformed promise of Seller or Seller’s employees, agents, contractors, or investment advisors, except to the extent expressly set forth in this Agreement.

SECTION 11.23. Cooperation with Purchaser’s Auditors and SEC Filing Requirements.  Seller shall provide to Purchaser, or shall cause  Manager to provide to Purchaser (at Purchaser’s expense), copies of, or shall provide Purchaser access to, such factual information as may be reasonably requested by Purchaser and in the possession or control of Seller, Manager or Seller’s accountants, to enable Purchaser’s auditor (Deloitte & Touche LLP or any successor auditor selected by Purchaser) to conduct an audit of the income statements of the Property for the year to date of the year in which the Closing occurs plus up to one additional calendar year (the “Relevant Period”), excluding any Confidential Documents.  Purchaser shall be responsible for all out-of-pocket costs associated with this audit.  Seller shall reasonably cooperate (at no cost to Seller) with Purchaser’s auditor in the conduct of such audit.  As a condition to Seller’s granting access and delivering information as provided for under this Section 11.23, Purchaser agrees to cause Manager to provide to Purchaser’s auditor when requested by Purchaser’s auditor letters of representation in the forms attached hereto as Exhibit Z, with such changes as requested by Purchaser’s auditor (the “Representation Letters”); provided, however, Purchaser shall cause Manager to deliver to Purchaser’s auditor the Representation Letters (whether or not requested by Purchaser’s auditor) and provide Seller with a copy thereof after the completion of any such audit.  Purchaser shall provide, or cause Manager to provide, to Seller copies of any GAAP financial statements for the Property covering the Relevant Period generated by Purchaser or Manager either in advance of or after submitting the same to the Securities and Exchange Commission or other governmental authority or any other third party. If requested by such auditor, Seller agrees to provide historical financial statements for the Property for the Relevant Period, including income and balance sheet data for the Property, but only to the extent prepared by or for Seller for the Relevant Period, whether required before or after Closing.  Without limiting the foregoing, (i) Purchaser or its designated independent or other auditor may audit Seller’s operating statements of the Property for the Relevant Period, at Purchaser’s expense, and Seller shall provide such documentation as Purchaser or its auditor may reasonably request in order to complete such audit, and (ii) Seller shall furnish to Purchaser such financial and other information relating to the Relevant Period as may be reasonably required by Purchaser or any Affiliate of Purchaser to make any required filings with the Securities and Exchange Commission or other governmental authority; provided, however, that the foregoing obligations of Seller shall be limited to providing such information or documentation as relates to the Relevant Period and as may be in the possession of, or reasonably obtainable by, Seller, Manager or Seller’s accountants, at no cost to Seller, and in the format that Seller (or Manager or Seller’s accountants) have maintained such information.  Nothing contained in this Section 11.23 shall expand any representations or warranties of Seller set forth in this Agreement, and Seller does not make, and expressly disclaims, any representations and warranties to Purchaser with respect to the information to be provided to the auditor as described in this Section 11.23, and no such information shall be relied upon by Purchaser.  This provision shall survive Closing.

[signatures commence on following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

[signatures continue on following page]

Signature Page to Purchase and Sale Agreement

PURCHASER:
HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________

[signatures continue on following page]

Signature Page to Purchase and Sale Agreement

JOINDER BY ESCROW AGENT

Escrow Agent executes this Agreement below solely for the purpose of acknowledging that it agrees to be bound by the provisions of Sections 2.5, 2.7, 6.4(c), 7.1, and 7.2  hereof.

ESCROW AGENT

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

Signature Page to Joinder

EXHIBIT A
DESCRIPTION OF LAND

PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit A - Page

EXHIBIT B
TITLE COMMITMENT

[See Attached]

Exhibit B - Page

EXHIBIT C
LIST OF OPERATING AGREEMENTS

[See Attached]

Exhibit C - Page

EXHIBIT D
LIST OF DELIVERIES

[See Attached]

Exhibit D - Page

EXHIBIT E
LIST OF ENVIRONMENTAL REPORTS

1.	Phase I Environmental Site Assessment Report prepared by Dames and Moore, dated May 15, 1998.

2.	Phase I Environmental Assessment prepared by Real Estate Advisory, L.L.C., dated February 25, 2004.

3.	Phase I Environmental Site Assessment, IVI Project No.50917444, prepared by IVI Assessment Services, Inc., dated September 16, 2005.

4.	Phase I Environmental Site Assessment, IVI Project No.PC0075204, prepared by IVI Assessment Services, Inc., dated August 2, 2010.

Exhibit E - Page

EXHIBIT F
SCHEDULE OF OUTSTANDING BROKERAGE COMMISSIONS, TENANT ALLOWANCES AND OTHER TENANT INDUCEMENTS

See Attached.

If any of the Pending Lease Transactions described on Exhibit W are entered into in accordance with Section 6.4(b), then there will be brokerage commissions, tenant allowances and tenant inducements payable as set forth on Exhibit W.

“Seller’s Responsibility”

None.

Exhibit F - Page

EXHIBIT G
FORM OF DEED

LIMITED WARRANTY DEED

STATE DEED TAX DUE HEREON:                                                                           $___________________

Date:                      __________________, 2010

FOR VALUABLE CONSIDERATION, KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, (the “Grantor”) hereby conveys and quitclaims to HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company, real property located in Hennepin County, Minnesota, described as follows:

See Exhibit A attached hereto and made a part hereof by reference.

Subject to the matters shown on Exhibit B attached hereto and made a part hereof by reference (the “Permitted Exceptions”), together with all hereditaments and appurtenances.

This Deed conveys after-acquired title.  Grantor warrants that Grantor has not done or suffered anything to encumber the property, EXCEPT for the Permitted Exceptions.

Check applicable box:

☐The Seller certifies that the Seller does not know of any wells on the described real property.
☐A well disclosure certificate accompanies this document.
☐I am familiar with the property described in this instrument and I certify that the status and number of wells on the described real property have not changed since the last previously filed well disclosure certificate.

Exhibit G - Page

IN WITNESS WHEREOF, the said Grantor has caused this instrument to be executed by and through its duly authorized officer the day and year first above written.

GRANTOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT
MBH, a German limited liability company

By:
Name:
Title:

By:
Name:
Title:

STATE OF ________________                                                           )
)
COUNTY OF ______________                                                           )

The foregoing instrument was acknowledged before me this ___ day of ________________, 2010 by _________________ and _______________________, each as Directors of KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, the within named bargainor, and they executed the foregoing instrument for the purposes therein contained.

WITNESS my hand and Official Seal as of this _______ day of ___________, 2010.

__________________________________________

Notary Public

My Commission Expires:

___________________________

Notarial Stamp

THIS INSTRUMENT PREPARED BY:                                                                                     RETURN TAX STATEMENTS TO:

King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia  30309
Attention:   W. Clay Gibson, Esq.

Exhibit G - Page

EXHIBIT A
TO EXHIBIT G
LEGAL DESCRIPTION
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit A to Exhibit G - Page 1

EXHIBIT B
TO EXHIBIT G
PERMITTED EXCEPTIONS

1.	Real estate taxes and special assessments payable in 2011 and all subsequent years thereto.

2.	Levied assessments for the year 2010 and all subsequent years thereto:

3.
Terms and conditions contained in a party wall agreement dated June 6, 1881 and recorded in Book 11 of Miscellaneous Records, Page 234 (per recital on the Certificate of Title for Tract B of Parcel 1 and Parcel 2); provided that such terms and conditions are hereby specifically limited to the obligation to repair and maintain said party wall to the extent it still exists over the Northwesterly 1 foot of the Southwesterly 24 feet of the Southeasterly 89 feet of said Block 86.

4.
Terms and conditions contained in a party wall agreement dated January 3, 1882 and recorded in Book 12 of Miscellaneous Records, Page 270 (per recital on the Certificate of Title for Tract B of Parcel 1 and Parcel 2); provided that such terms and conditions are hereby specifically limited to the obligation to repair and maintain said party wall to the extent it still exists over the Northeasterly 1 foot of the Southwesterly 46 feet of the Southeasterly 80 feet of said Block 86.

5.
Easement for alley purposes over the Northeasterly 8 feet of Tract C of Parcel 1, Parcel 3 and Parcel 4, as referenced in Warranty Deed dated December 12, 1975, recorded December 15, 1975 as Document No. 4181813 and Quit Claim Deed dated January 1, 1982, recorded April 6, 1983 as Document No. 4783629.  Said easement is also referenced as a recital on the Certificate of Title for Tract C of Parcel 1.

6.
Terms and conditions of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

7.
Terms and conditions of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110 and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and  Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048 and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

8.
Terms and conditions of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501 and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554047 and recorded October 9,  2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

9.	Restrictions contained in Section 3 of that certain Quit Claim Deed dated February 1, 1999, recorded February 23, 1999 in the office of the Hennepin County Registrar of Titles as Document No. 3125340.

10.
Terms and conditions of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717 and recorded July 6, 1999 in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

11.	All matters as shown on the Survey of Property prepared by Northstar Surveying dated July 27, 2010, bearing Bock & Clark’s Network Project No. 201001113-1.

12.
Terms and conditions of Settlement Agreement to Resolve Disputes Over Street Encroachments, dated February 23, 2002, by and between Sixth & Nicollet L.L.C., M.A. Mortenson Company and the City of Minneapolis, recorded October 11, 2005 in the office of the Hennepin County Recorder as Document No. 8671381 and recorded October 11, 2005 in the office of the Hennepin County Registrar of Titles as Document No. 4172275.

13.	Rights or claims of all tenants, as tenants only, in possession of the Property pursuant to existing Leases.

Exhibit B to Exhibit G - Page 1

EXHIBIT H
FORMAT OF CLOSING STATEMENT

CLOSING STATEMENT

SELLER:
KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

PURCHASER:	HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company

ESCROW/                                           FIDELITY NATIONAL TITLE INSURANCE COMPANY,
DISBURSING AGENT:                                           200 Galleria Parkway, Suite 2060, Atlanta, Georgia  30339

TRANSACTION:
Sale of 50 South Sixth Street, Minneapolis, Minnesota, pursuant to the terms of that certain Purchase and Sale Agreement (the “Agreement”) by and between Seller and Purchaser dated __________________, 2010

CLOSING DATE:                                           __________________, 2010

1.	Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

2.	Attachments. Attached hereto are the following:

a.           Summary Statement;
b.           Seller Closing Statement;
c.           Purchaser Closing Statement;
d.           Disbursement Listing; and
e.           Payment Instructions.

3.	Authorization to Disburse. Seller and Purchaser hereby direct, request and authorize the Disbursing Agent to make disbursements in the amounts and to the payees indicated on the Attachments.

4.
Counterparts.                                This Closing Statement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement and the signatures of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.  To facilitate execution and delivery of this Closing Statement, the parties may execute and exchange counterparts of signature pages hereof by telecopier, email or such other form of electronic transmission.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Exhibit H - Page 1

IN WITNESS WHEREOF, the undersigned have executed this Closing Statement as of the date first written above.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

PURCHASER:
HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________
ESCROW AGENT/DISBURSING AGENT:
FIDELITY NATIONAL TITLE INSURANCE COMPANY By: _____________________________ Name: _______________________ Title: ________________________

Exhibit H – Page

EXHIBIT I
FORM OF BILL OF SALE
KNOW ALL MEN BY THESE PRESENTS, that KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (the “Seller”), for and in consideration of the sum of Ten Dollars and other valuable consideration to it in hand paid by HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (the “Purchaser”), the receipt and sufficiency of which are hereby acknowledged, hereby sells, assigns, transfers and conveys unto said Purchaser any and all of Seller’s right, title and interest in and to all tangible personal property located upon the land described in Exhibit “A” attached hereto and hereby made a part hereof (the “Land”) or within the improvements located thereon, including, without limitation, any and all appliances, machines, apparatus, furniture (including furniture and equipment located in the management office), artwork, planters, canopies, carpeting, draperies and curtains, tools and supplies, inventories, equipment and other items of personal property owned by Seller (excluding cash, other than security deposits, and any software other than software necessary to operate the improvements on the Land (“Improvements”)) located on and used exclusively in the operation of the Land and Improvements, as is, where is, and without warranty of title or use, and without warranty, express or implied, of merchantability or fitness for a particular purpose, except that Seller represents and warrants to Purchase that Seller has not previously conveyed, assigned, or encumbered title to the property described on Exhibit B attached hereto and hereby made a part hereof.

TO HAVE AND TO HOLD all of said personal property unto Purchaser, its successors and assigns, to its own use forever.

Notwithstanding anything to the contrary contained in this Bill of Sale, it is expressly understood and agreed by and between the parties hereto that any liability of Seller hereunder will be limited as set forth in Sections 6.3 and 11.19 of that certain Purchase and Sale Agreement by and between Seller and Purchaser dated September ___, 2010.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Exhibit I – Page

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of the _____ day of _________, 2010.

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

Exhibit I – Page 2

EXHIBIT A
TO EXHIBIT I
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit A to Exhibit I – Page

EXHIBIT B
TO EXHIBIT I
PERSONAL PROPERTY

[See Attached]

Exhibit B to Exhibit I – Page

EXHIBIT J
FORM OF ASSIGNMENT OF LEASES
THIS ASSIGNMENT OF LEASES (the “Assignment”) is made as of this ______ day of __________, 2010 between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Assignor”) and HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (“Assignee”)

For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit “A” attached hereto and incorporated herein by this reference (the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest in, to and under the leases, licenses and occupancy agreements, and related guarantees (“Leases”), of the improvements comprising a part of the Property as described on Exhibit “B” attached hereto and incorporated herein by this reference (collectively, the “Leases”), together with all sums due and payable thereunder, including without limitation, base rent, operating expense and tax recoverables and percentage rent, and any and all security deposits relating to the Leases.

Assignee does hereby assume and agree to perform all of Assignor’s obligations under or with respect to the Leases accruing from and after the date hereof, including without limitation, any and all obligations to pay leasing commissions and finder’s fees which are due or payable after the date hereof with respect to the Leases, and claims made by tenants with respect to the tenants’ security deposits to the extent paid, credited or assigned to Assignee by Assignor.  Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees) directly or indirectly arising out of or related to any breach or default in Assignee’s obligations hereunder.  Assignor shall remain liable to third parties for all of Assignor’s obligations under or with respect to the Leases accruing prior to the date hereof and during the period of Assignor’s ownership of the Property.

Assignor agrees to protect, defend, indemnify and hold harmless Assignee, its legal representatives, successors and assigns from any and all losses, damages, expenses, fees (including, without limitation, reasonable attorneys’ fees), court costs, suits, judgments, liability, claims and demands whatsoever in law or in equity, incurred or suffered by Assignee, its legal representatives, successors and assigns or any of them arising out of or in connection with the Leases as to events occurring prior to the date hereof.

Notwithstanding anything to the contrary contained in this Assignment of Leases, it is expressly understood and agreed by and between the parties hereto that any liability of Assignor hereunder will be limited as set forth in Sections 6.3 and 11.19 of that certain Purchase and Sale Agreement by and between Assignor and Assignee dated September ___, 2010.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES COMMENCE ON FOLLOWING PAGE]

Exhibit J – Page

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:
HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________

Exhibit J – Page

EXHIBIT A
TO EXHIBIT J
LEGAL DESCRIPTION
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit A to Exhibit J – Page

EXHIBIT B
TO EXHIBIT J
LEASES
[To be attached]

Exhibit B to Exhibit J – Page

EXHIBIT K
FORM OF ASSIGNMENT OF CONTRACTS
ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES (the “Assignment”) is made as of the _______ day of ______, 2010 between KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Assignor”) and HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (“Assignee”)

For and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration to it in hand paid by Assignee to Assignor, the conveyance by Assignor to Assignee of all that certain real property being particularly described on Exhibit “A” attached hereto and incorporated herein by this reference, (the “Property”), and the mutual covenants herein contained, the receipt and sufficiency of the foregoing consideration being hereby acknowledged by the parties hereto, Assignor hereby assigns, transfers, sets over and conveys to Assignee all of Assignor’s right, title and interest, to the extent assignable, in, to and under any and all of the following, to wit:

(i)	the contracts and agreements listed and described on Exhibit “B” attached hereto and incorporated herein by this reference (the “Contracts”);

(ii)
all existing warranties and guaranties (express or implied) issued to or held by Assignor in connection with the improvements or the personal property being conveyed to Assignee by Bill of Sale on the date hereof;

(iii)
all existing permits, consents, licenses, approvals and authorizations issued by any governmental authority in connection with the Property, certificates of occupancy, dedications, subdivision maps or plats, land sale registrations, property reports, environmental impact statements and entitlements issued, approved or granted to or for the benefit of Assignor or Assignor’s predecessors in interest by applicable governmental authorities or otherwise in effect and which relate to the Property, and including (without limitation) all assignable development rights, if any, and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor or Assignor’s predecessors-in-interest as owner of the Property and in any way related to or used in connection with the  Property;

(iv)	all assignable trade names, logos, marks, trademarks, service marks, symbols and items of identification relative to the Property which are owned by Seller;

(v)	all assignable licenses, consents, easements, rights of way and approvals required to make use of utilities and to ensure vehicular and pedestrian ingress and egress to the Property;

(vi)	all assignable plans, drawings, specifications, surveys, engineering reports, and other technical descriptions, if any, relating to the Property in Assignor’s possession; and

(vii)
all other items of intangible personal property owned by Assignor that related in any way to the ownership, use, leasing, maintenance, service, or operation of the Property to the extent owned by Assignor and assignable.

All items described in (ii), (iii), (iv), (v), (vi), and (vii) above are hereinafter collectively referred to as “Intangible Property.”

Assignee does hereby assume and agree to perform all of Assignor’s obligations under the Contracts and Intangible Property accruing from and after the date hereof.  Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys’ fees) directly or indirectly arising out of or related to any breach or default in Assignee’s obligations hereunder.  Assignor shall remain liable to third parties for all of Assignor’s obligations under or with respect to the Contracts and Intangible Property accruing prior to the date hereof and during the period of Assignor’s ownership of the Property.

Assignor hereby covenants that Assignor will, upon written request, execute and deliver to Assignee or Assignee’s successors, nominees or assigns (collectively, “Assignee’s Successors”), any instruments as Assignee or Assignee’s Successors may reasonably request in order to fully assign to Assignee or Assignee’s Successors all Assignor’s right, title, and interest in and to the contracts listed on Exhibit B hereto.

Assignor will be responsible for and Assignee will not be liable for any and all costs (including reasonable attorneys’ fees and costs), damages, liabilities, claims, losses and causes of action incurred by or asserted against Assignee as a result of any failure to perform any obligation of Assignor under said Contracts and Intangible Property which accrued prior to the date of this Assignment.

Notwithstanding anything to the contrary contained in this Assignment and Assumption of Contracts and Intangibles, it is expressly understood and agreed by and between the parties hereto that any liability of Assignor hereunder will be limited as set forth in Sections 6.3 and 11.19 of that certain Purchase and Sale Agreement by and between Assignor and Assignee dated September ___, 2010.

This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors and assigns.

This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit K – Page

IN WITNESS WHEREOF, Assignor and Assignee have each executed this Assignment as of the date first written above.

ASSIGNOR:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:
HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________

Exhibit K – Page

EXHIBIT A
TO EXHIBIT K
LEGAL DESCRIPTION
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit B to Exhibit K – Page

EXHIBIT B
TO EXHIBIT K
CONTRACTS
[To be attached]

Exhibit B to Exhibit K – Page

EXHIBIT L
FORM OF TENANT NOTICE

TENANT NOTIFICATION LETTER
[DATE OF SALE CLOSING]
HAND DELIVERED

TO:           All Tenants at 50 South Sixth Street, Minneapolis, Minnesota

RE:           Notification Regarding Change of Ownership

This letter is to notify you as a Tenant at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”), that the Property has been sold by KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”), to HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (“Purchaser”).  As of the date hereof, your Lease has been assigned by Seller to Purchaser.  From the date of this letter, any and all unpaid rent as well as all future rent, or any other amounts due under the terms of your Lease, shall be directed as follows:

TO:           _____________________________
ATTN:________________________
AT: ___________________________

As part of the sale, all refundable tenant deposits, if any, actually held by Seller with respect to the Property have been transferred to, and Seller’s obligations with respect to such deposits have been assumed by, Purchaser as of the date of this letter.  Any and all payments of rent (or other sums due under your Lease) hereafter paid to any party other than Purchaser shall not relieve you of the obligation of making said payment to Purchaser.

Purchaser hereby directs you to add Purchaser as an additional insured under your comprehensive general liability insurance and all other insurance maintained by you pursuant to your lease, which pursuant to your lease is required to name landlord as an additional insured.  Please forward to Purchaser at the address where notices are to be sent a certificate evidencing such coverage.

Exhibit L – Page

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

PURCHASER: HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________

Exhibit L – Page

EXHIBIT M
SELLER’S DISCLOSURES

Notices of Pending Actions:

None

Notices of Condemnation Proceedings:

None

Notices of Litigation:

None

Notices of Violations:

None

Exhibit M - Page

EXHIBIT N
SCHEDULE OF TENANT DELINQUENCIES

[See Attached]

Exhibit N - Page

EXHIBIT O

SCHEDULE OF LEASES

1.
Lease dated January 3, 2005, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Advanced Capital Group, Inc., as amended by that certain First Amendment to Lease dated as of September 5th, 2007, as further amended by that certain Memorandum of Commencement Date and Net Rentable Area dated March 31, 2005.

2.
Lease dated December 14, 2004, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and ATI Title Company LLC, d/b/a Rels Title, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated January 28, 2005.

3.
Lease dated February 28, 2001, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Sixth Street Brothers, Inc., as amended by that certain First Amendment to Lease dated November 1, 2001, and as further amended by (i) that certain Second Amendment to Lease dated July 1, 2009, and (ii) that certain Memorandum of Commencement dated October 22, 2001.

4.
Lease dated July 20, 2001, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Capital Real Estate, Inc., as amended by that certain First Amendment to Lease dated March 27, 2006, and as further amended by:  (i) that certain Second Amendment to Lease dated February 28, 2008, and (ii) that certain Memorandum of Commencement dated October 26, 2001.

5.
Lease dated December 22, 1999, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Caribou Coffee Company, Inc, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated June 28, 2002.

6.
Lease dated August 28, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Carleton College, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated October 2, 2006.

7.
Lease dated October 27, 2000, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Chipotle Mexican Grill, Inc., as assigned to Chipotle Mexican Grill of Colorado, LLC, pursuant to Certificate of Assignment, dated June 16, 2001, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated August 17, 2001.

8.
Lease dated October 22, 2007, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Deloitte & Touche USA LLP, as amended by that certain Memorandum of Term Commencement Date and Net Rentable Area dated January 28, 2009.

9.
Lease dated February 10, 1999, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Dorsey & Whitney LLP, as amended by that certain First Amendment to Lease Agreement dated June 12, 2000, and as further amended by: (i) that certain Second Amendment  to Lease Agreement dated January 5, 2001, (ii) that certain Third Amendment to Lease Agreement dated January 11, 2005, (iii) that certain Fourth Amendment to Lease Agreement dated December 14, 2006, (iv) that certain letter dated September 16, 2010, from Dorsey & Whitney LLP to KanAm Grund Kapitalanlagegesellschaft mbH, (v) that certain letter dated September 20, 2010, from Russell G. Van Beck, General Property Manager, to Dorsey & Whitney LLP, and (vi) that certain Memorandum of Commencement Date and Net Rentable Area dated October 1, 2001.

10.
Lease dated July 31, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Dunham Associates, Inc., as amended by that certain First Amendment to Lease dated January 15, 2008, and as further amended by that certain Memorandum of Commencement Date and Net Rentable Area dated November 1, 2006.

11.
Lease dated October __, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and E*Trade Brokerage Services, Inc, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated January 1, 2007.

12.
Lease dated May 11, 2005, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Gempeler Butwinick & Donaldson, P.L.C., as amended by that certain First Amendment to Lease dated June 9, 2008 , as further amended by that certain Memorandum of Commencement Date and Net Rentable Area dated May 26, 2005.

13.	Lease dated June 1, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Pearl & Company II, LLC.

14.
Lease dated December 4, 2009, by and between KanAm Grund Kapitalanlagegesellschaft mbH and GVA Marquette Advisors, Inc., as supplemented by that certain Storage Space Agreement dated January 1, 2010, and as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated January 15, 2010.

15.
Lease dated June 12, 2001, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Hines Interests Limited Partnership, as amended by that certain First Amendment to Lease dated October 1, 2004, and as further amended by: (i) that certain Second Amendment to Lease dated April 24, 2009, (ii) that certain Third Amendment to Lease dated September 1, 2009, (iii) that certain Memorandum of Relocation Date and Net Rentable Area dated April 14, 2005, and (iv) that certain Memorandum of Second Relocation Date and Net Rentable Area dated April 24, 2009.

16.
Lease dated August 27, 2002, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Ike’s, LLC, as amended by that certain First Amendment to Lease dated Septemnber 12, 2002, as further amended by:  (i) that certain Second Amendment to Lease and Storage Space Termination Agreement dated March 5, 2003, and (ii) that certain Memorandum of Commencement dated January 28, 2003.

17.
Lease dated March 11, 2001, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and KHCD II, Inc., d/b/a Kinderberry Hill, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated August 17, 2001.

18.
Lease dated August 18, 2004, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Lakeside Capital Partners, LLC, as amended by that certain First Amendment to Lease dated April 15, 2009 , as further amended by that certain Memorandum of Commencement dated February 15, 2005.

19.
Lease dated April 29, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Lucidata, Inc., as amended by that certain First Amendment to Lease dated September 9, 2008, and as further amended by that certain Memorandum of Commencement Date dated July 1, 2008.

20.
Lease dated July 13, 2005, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and McCormick and Schmick Restaurant Corp., as amended by that certain First Amendment to Lease dated September 6, 2005, and as further amended by:  (i) that certain Second Amendment to Lease dated January 6, 2006, (ii) that certain Third Amendment to Lease dated July 1, 2008, and (iii) that certain Fourth Amendment to Lease dated March 23, 2010; and as guaranteed by that certain Guaranty dated _____________, by Douglas L. Schmick.

21.
Lease dated June 4, 2003, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Excel Bank Minnesota (as successor in interest to M&I Marshall & Ilsley Bank, Inc.), , as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated January 14, 2004, as further amended by that certain side letter dated November 12, 2007.

22.
Lease dated March 11, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and MP Johnson Construction, Inc, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated September 4, 2008.

23.
Lease dated October 20, 2004, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Oppenheimer & Co., Inc., as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated June 13, 2005.

24.
Lease dated June __, 2007, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Central Bancord, Inc. (as successor in interest to James B. Oswald Company), as affected by that certain Consent to Sublease dated March 16, 2010.

25.
Lease dated December 1, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and the Privatebank and Trust Company, as amended by that certain First Amendment to Lease dated May 13, 2009, and as further amended by that certain Memorandum of Commencement Date and Net Rentable Area dated January 27, 2009.

26.	Lease dated January 14, 2005, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Sightline Partners, Inc.

27.
Lease dated April 25, 2005, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Standard Parking Corporation, as supplemented by that certain Storage Space Agreement dated November 1, 2006, and as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated July 7, 2005.

28.
Lease dated February 1, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Those Guys, LLC, as amended by that certain Memorandum of Commencement Date and Net Rentable Area dated March 6, 2008.

29.
Telecommunications Lease Agreement, dated May 13, 2004, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Time Warner Telecom of Minnesota, LLC, as amended by that certain First Amendment to Telecommunications Lease Agreement dated December 1, 2006.

30.
Lease dated August 18, 2009, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Upland Real Estate Group, Inc., as amended by that certain letter agreement dated April 12, 2010, and as further amended by that certain Memorandum of Commencement Date dated August 31, 2009.

31.	Drop Box License Agreement, dated March __, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and United Parcel Service Inc..

32.
Lease dated July 31, 2001, by and between KanAm Grund Kapitalanlagegesellschaft mbH (as successor in interest to Sixth and Nicollet L.L.C.) and Wells Fargo Bank, N.A. (as successor in interest to Marquette Capital Bank, N.A.), as subleased in part to Affinity Plus Federal Credit Union pursuant to that certain Sublease Agreement dated May 31, 2002, as subleased in part to Solonis pursuant to that certain Sublease Agreement dated August 16, 2002, as amended by that certain First Amendment to Lease dated July 18, 2006, and as further amended by: (i) that certain Option Agreement between Landlord and Subtenant, dated July 18, 2006, and (ii) that certain Memorandum of Commencement Date and Net Rentable Area dated November 26, 2001.

33.
Lease dated September 15, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Wilmington Trust FSB, as amended by that certain First Amendment to Lease dated October 23, 2008, and as further amended by that certain Memorandum of Commencement Date and Net Rentable Area dated September 25, 2008.

Exhibit O - Page

EXHIBIT P
SCHEDULE OF COMMISSION AGREEMENTS

Leasing Agreements to continue after Closing

1.	Commission Agreement, dated July 10, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and TaTonka Real Estate Advisors, Inc.

2.	Commission Agreement, dated July 19, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Nelson, Tietz & Hoye, Inc.

3.	Commission Agreement, dated July __, 2006, by and between KanAm Grund Kapitalanlagegesellschaft mbH and CB Richard Ellis, Inc.

4.	Commission Agreement, dated June 4, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Cushman & Wakefield of Minnesota.

5.	Commission Agreement, dated April 29, 2009, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Real Estate Advisors, Inc.

6.	Commission Agreement, dated April 30, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Upland Real Estate Group, Inc.

7.	Commission Agreement, dated April 11, 2007, by and between KanAm Grund Kapitalanlagegesellschaft mbH and The Staubach Company—Minnesota, Inc.

8.	Commission Agreement, dated December 22, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Nelson, Tietz & Hoye, Inc.

9.	Commission Agreement, dated September 8, 2008, by and between KanAm Grund Kapitalanlagegesellschaft mbH and Keewaydin Real Estate Advisors, Inc.

Leasing Agreements to be Terminated by Seller

Seller’s Leasing Agreements

Exhibit P - Page

EXHIBIT Q
FORM OF WITHHOLDING ESCROW AGREEMENT

WITHHOLDING ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) made as of this 17th day of March, 2010, by and among KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund (“Seller”), HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company (“Purchaser”), and FIDELITY NATIONAL TITLE INSURANCE COMPANY, as escrow agent (“Escrow Agent”).

W I T N E S S E T H :

WHEREAS, simultaneously herewith, Seller and Purchaser have consummated the transactions contemplated by that certain Purchase and Sale Agreement (the “Agreement”) by and between Seller and Purchaser dated __________________, 2010.

WHEREAS, in accordance with the Agreement, Purchaser has transferred (or, pursuant to separate instructions, has directed Escrow Agent to transfer) to an account designated by Escrow Agent simultaneously herewith the amount of __________________ and No/100 Dollars ($__________________.00) (the “Escrow Amount”), which Escrow Amount shall be deposited with Escrow Agent, to be held pursuant to the terms of this Agreement.

WHEREAS, the parties desire that Escrow Agent hold the Escrow Amount in escrow, and Escrow Agent has agreed to hold the Escrow Amount in escrow, all upon the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Escrow Agent hereby acknowledges receipt of the Escrow Amount, which shall be held by Escrow Agent subject to the provisions of this Agreement.

2. The Escrow Amount shall be held in an interest bearing account at Wachovia Bank, National Association (or at such other commercial bank as Escrow Agent shall select and that Seller shall approve, such approval not to be unreasonably withheld).  Notwithstanding the foregoing, Escrow Agent shall be under no obligation to invest the Escrow Amount until it is in receipt of an IRS Form W-9 showing the tax identification number for the entity to benefit from any interest.

3. All references to the Escrow Amount shall be deemed to include the interest, if any, that is earned on the Escrow Amount.  Escrow Agent shall not be responsible for (i) any interest earned on the Escrow Amount except for such interest as is actually earned or (ii) for the loss of any interest resulting from the withdrawal of any interest-bearing investment prior to maturity or the date interest is posted on such investment.  In addition, Purchaser may at any time instruct Escrow Agent to disburse the Escrow Amount to the Internal Revenue Service if Purchaser believes that such disbursement is required by applicable law; provided, however, prior to giving any such instruction to Escrow Agent, Purchaser shall give not less than five (5) days prior notice to Seller of its intent to so instruct Escrow Agent and shall discuss in good faith with Seller its position prior to giving such instruction.

4. Within one hundred twenty (120) days of the date hereof, Seller and Purchaser shall deliver jointly a written notice to Escrow Agent instructing Escrow Agent as to the manner in which Escrow Agent is to disburse the Escrow Amount.

5. In the event that Seller shall desire to have the Escrow Amount invested in a manner other than as provided for in this Agreement, Seller and Escrow Agent shall use good faith efforts to agree on an alternate means of holding the Escrow Amount, including without limitation, depositing the Escrow Amount with an alternate escrow agent, reasonably satisfactory to Purchaser and Seller.

6. Any notice pursuant to this Agreement shall be given in writing and sent by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission, provided that any facsimile received after 5:00 p.m. Eastern Standard Time shall be deemed received on the next succeeding business day, and further provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), (b) or (c) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller:	KanAm Grund Kapitalanlagegesellschaft mbH
The Forum
3290 Northside Parkway
Suite 840
Atlanta, Georgia 30327
Attention:	Mr. M. Gregory Moore
Mr. Manish Bhatia
Facsimile:                                                                                     (678) 651-2671

with a copy to:	KanAm Grund Kapitalanlagegesellschaft mbH
Messe Turm
60308 Frankfurt am Main
Germany
Attention:	Olivier Catusse, Managing Director
Facsimile:                                                                                     011-49-69-7104-11-600

and with a copy to:                                King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
Attention:                  W. Clay Gibson, Esq.
Facsimile:                                                                                     (404) 572-5131

If to Purchaser:                                c/o Hines Interests Limited Partnership
1 South Dearborn, Suite 2000
Chicago, Illinois  60603
Attention:                  John McDermott
Telephone:                                                       (312) 419-4900
Facsimile::                                                       (312) 346-4180

with a copy to:                                Hines Interests Limited Partnership
2800 Post Oak Blvd.
Suite 4800
Houston, TX  77056
Attention:  Jason Maxwell
Telephone: (713) 621-8000
Facsimile: (713) 966-2075

with a copy to:                                           Baker Botts LLP
2001 Ross Avenue
Dallas, Texas  75201-2980
Attention: Jonathan W. Dunlay
Telephone: (214) 953-6711
Facsimile: (214) 661-4711

If to Escrow Agent:                                Fidelity National Title Insurance Company
200 Galleria Parkway
Suite 2060
Atlanta, Georgia 30339
Attention: Ms. Amy Risser
Facsimile: (770) 850-8222

7. In the event any disagreement or dispute shall arise between or among any of the parties hereto and/or any other persons resulting in adverse claims and demands being made for the Escrow Amount, then, at Escrow Agent’s option (i) Escrow Agent may refuse to comply with any claims or demands on it and continue to hold the Escrow Amount until (a) Escrow Agent receives written notice signed by Seller, Purchaser and any other person who may have asserted a claim to or made a demand for the Escrow Amount directing the disbursement of the Escrow Amount, in which event Escrow Agent shall then disburse the Escrow Amount in accordance with said direction, or (b) Escrow Agent receives a certified copy of a final and non-appealable judgment of a court of competent jurisdiction directing the disbursement of the Escrow Amount, in which event Escrow Agent shall then disburse the Escrow Amount in accordance with said direction; or (ii) in the event Escrow Agent shall receive a written notice advising that a litigation over entitlement to the Escrow Amount has been commenced, Escrow Agent may deposit the Escrow Amount with the clerk of the court in which said litigation is pending; or (iii) Escrow Agent may deposit the Escrow Amount in a court of competent jurisdiction by the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller and Purchaser is the losing party.  Notwithstanding the foregoing, and notwithstanding any objection by Seller, Escrow Agent shall deliver the Escrowed Funds to the Internal Revenue Service if directed to do so by Purchaser subject to compliance with Section 3 hereof.

8. Escrow Agent shall not be or become liable in any way or to any person for its refusal to comply with adverse claims and demands being made for the Escrow Amount.  Escrow Agent shall not be responsible for any act or failure to act on its part nor shall it have any liability under this Agreement or in connection herewith except in the case of its own willful misconduct or gross negligence.  This Agreement shall terminate and Escrow Agent shall be automatically released from all responsibility and liability hereunder upon Escrow Agent’s delivery or deposit of the Escrow Amount in accordance with the provisions of this Agreement.  Nonetheless, at Escrow Agent’s request, Purchaser and Seller shall deliver to Escrow Agent, upon the termination of this Agreement, a general release with respect to all matters arising out of or in connection with this Agreement.  Notwithstanding the foregoing, and notwithstanding any objection by Seller, Escrow Agent shall deliver the Escrowed Funds to the Internal Revenue Service if directed to do so by Purchaser.

9. It is expressly understood that Escrow Agent acts hereunder as an accommodation to Seller and Purchaser and as a depository only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form of execution of such instruments, or for the identity, authority or right of any person executing or depositing the same, or for the terms and conditions of any instrument pursuant to which Escrow Agent or the parties may act.

10. The duties of Escrow Agent are purely ministerial.  The Escrow Agent shall not have any duties or responsibilities except those set forth in this Agreement and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine, and Escrow Agent may assume that any person purporting to give it any notice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so.

11. Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of counsel which may be selected by it (including any member or employee of its firm) and shall be fully protected in so acting or refraining from acting upon the advice of such counsel.  Notwithstanding the foregoing, and notwithstanding any objection by Seller, Escrow Agent shall deliver the Escrowed Funds to the Internal Revenue Service if directed to do so by Purchaser.

12. By its execution hereof, Seller hereby agrees to indemnify and save Escrow Agent harmless from any and all loss, damage, claims, liabilities, judgments and other cost and expense of every kind and nature which may be incurred by Escrow Agent arising out of its acting as Escrow Agent hereunder (including, without limitation, reasonable attorneys’ fees and disbursements, which shall include the fees and disbursements of any member or employee of its firm) except in the case of its own willful misconduct or gross negligence or breach of this Agreement.

13. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing, signed by the party against whom enforcement of such change, waiver, discharge or termination is sought.

14. This Agreement and all matters relating hereto shall be governed by and construed and interpreted in accordance with the law of the State of Minnesota.

15. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

16. This Agreement may be executed in multiple counterparts each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.  In addition, this Agreement may be executed and delivered via facsimile and/or e-mail, provided that the document so transmitted has been manually signed by (or on behalf of) the applicable party(ies), and each such signature delivered by facsimile or e-mail shall have the same force and effect as if the signatory(ies) had manually signed this Agreement.

17. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto with respect to the subject matter hereof are merged into this Agreement, which alone fully and completely expresses their agreement.

18. All parties agree that nothing herein shall be construed so as to make Escrow Agent a party responsible for withholding under FIRPTA or any other applicable act, law or regulation.

[signatures commence on following page]

Exhibit Q - Page

IN WITNESS WHEREOF, the parties hereto have executed this Withholding Escrow Agreement as of the day and year first written above.

Seller:	KANAM GRUND
KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

Purchaser:	HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company

By:
Name:
Title:

Escrow Agent:	FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:
Name:
Title:

Exhibit Q - Page

EXHIBIT R
FORM OF OWNER’S AFFIDAVIT

COMMERCIAL AFFIDAVIT OF TITLE
[Minnesota]

STATE OF                                                       )
                      )    ss:
COUNTY OF                                                       )    to wit;

BEFORE ME, the undersigned authority, personally appeared __________________, as __________________ KANAM KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company (the “Owner”), who first being duly sworn, deposes and says to the best knowledge and belief the following as of the date hereof:

1.
That Owner is the owner of all of the real property and improvements described on Exhibit A, attached hereto and by this reference made a part hereof (hereinafter referred to as the “Property”), subject only to those matters set forth on Exhibit B attached hereto and by this reference made a part hereof or as otherwise disclosed in that certain Commitment for Title Insurance (the “Commitment”) issued by Fidelity National Title Insurance Company bearing Commitment No. 230012, dated July 16, 2010 (collectively the “Permitted Exceptions”).

2.
That no proceedings in bankruptcy or receivership have been instituted by or against the Owner within the last ten (10) years, and that the Owner has never made an assignment for the benefit of creditors.

3.
No work has been done or materials supplied for construction or renovation in connection with the Property for at least the past one hundred eighty (180) days which has not been fully paid for, except for work done or materials, fixtures, or apparatus furnished in connection therewith arising out of ordinary maintenance and repair.

4.
There are no parties in possession of or with such other right to the Property, except for tenants, as tenants only, pursuant to existing leases or such other parties pursuant to the Permitted Exceptions.

5.
That there are no mortgages or such other monetary liens against the Property that are not otherwise being removed in connection with the settlement of this transaction, or any delinquent property taxes, levied assessments, special assessments, water or sewer charges against the Property.

6.
Other than (i) Eastdil Secured Broker Services, Inc. (ii) Hines Interests Limited Partnership, and (iii) Welsh Companies, LLC, Owner has not entered into any agreement with any broker for the management, sale, purchase, lease or mortgage of the Property which could result in a lien for which said broker has not been paid.

7.
That there are no defects, liens, encumbrances, adverse claims or other matters first appearing in the public records or attaching subsequent to the effective date of the Commitment but prior to the date the proposed insured acquires for value of record the estate or interest or mortgage thereon covered by the Commitment.

The purpose of this Affidavit is to induce Fidelity National Title Insurance Company to make settlement of the Property in accordance with the matters stated above and to issue its Title Insurance Policy or Policies in accordance therewith, making no exceptions therein as to possible outstanding mechanic’s or materialmen’s liens, or as to unpaid liens or as to any other matters stated above except as set forth in this Affidavit.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGE FOLLOWS]

Exhibit R - Page

Dated this   day of ____________, 2010.

OWNER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT
MBH, a German limited liability company

By:
Name:
Title:

By:
Name:
Title:

STATE OF ________________                                                           )
)
COUNTY OF ______________                                                           )

The foregoing instrument was acknowledged before me this ___ day of ________________, 2010 by _________________ and _______________________, each as Directors of KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, the within named Owner, and they executed the foregoing instrument for the purposes therein contained.

WITNESS my hand and Official Seal as of this _______ day of ___________, 2010.

__________________________________________
Notary Public
My Commission Expires:
___________________________
Notarial Stamp

Exhibit R - Page

EXHIBIT A
TO EXHIBIT R
LEGAL DESCRIPTION
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Exhibit A to Exhibit R - Page

EXHIBIT B
TO EXHIBIT R
PERMITTED TITLE EXCEPTIONS

1.	Real estate taxes and special assessments payable in 2011 and all subsequent years thereto.

2.	Levied assessments for the year 2010 and all subsequent years thereto:

3.
Terms and conditions contained in a party wall agreement dated June 6, 1881 and recorded in Book 11 of Miscellaneous Records, Page 234 (per recital on the Certificate of Title for Tract B of Parcel 1 and Parcel 2); provided that such terms and conditions are hereby specifically limited to the obligation to repair and maintain said party wall to the extent it still exists over the Northwesterly 1 foot of the Southwesterly 24 feet of the Southeasterly 89 feet of said Block 86.

4.
Terms and conditions contained in a party wall agreement dated January 3, 1882 and recorded in Book 12 of Miscellaneous Records, Page 270 (per recital on the Certificate of Title for Tract B of Parcel 1 and Parcel 2); provided that such terms and conditions are hereby specifically limited to the obligation to repair and maintain said party wall to the extent it still exists over the Northeasterly 1 foot of the Southwesterly 46 feet of the Southeasterly 80 feet of said Block 86.

5.
Easement for alley purposes over the Northeasterly 8 feet of Tract C of Parcel 1, Parcel 3 and Parcel 4, as referenced in Warranty Deed dated December 12, 1975, recorded December 15, 1975 as Document No. 4181813 and Quit Claim Deed dated January 1, 1982, recorded April 6, 1983 as Document No. 4783629.  Said easement is also referenced as a recital on the Certificate of Title for Tract C of Parcel 1.

6.
Terms and conditions of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

7.
Terms and conditions of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110 and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and  Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048 and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

8.
Terms and conditions of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501 and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554047 and recorded October 9,  2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

9.	Restrictions contained in Section 3 of that certain Quit Claim Deed dated February 1, 1999, recorded February 23, 1999 in the office of the Hennepin County Registrar of Titles as Document No. 3125340.

10.
Terms and conditions of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717 and recorded July 6, 1999 in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

11.	All matters as shown on the Survey of Property prepared by Northstar Surveying dated July 27, 2010, bearing Bock & Clark’s Network Project No. 201001113-1.

12.
Terms and conditions of Settlement Agreement to Resolve Disputes Over Street Encroachments, dated February 23, 2002, by and between Sixth & Nicollet L.L.C., M.A. Mortenson Company and the City of Minneapolis, recorded October 11, 2005 in the office of the Hennepin County Recorder as Document No. 8671381 and recorded October 11, 2005 in the office of the Hennepin County Registrar of Titles as Document No. 4172275.

13.	Rights or claims of all tenants, as tenants only, in possession of the Property pursuant to existing Leases.

Exhibit B to Exhibit R - Page

EXHIBIT S
INTENTIONALLY DELETED

Exhibit S – Page

EXHIBIT T-1
FORM OF ESTOPPEL FOR DORSEY

TENANT ESTOPPEL CERTIFICATE

To:           ________________________________
________________________________
________________________________
________________________________

To:           Hines Global REIT 50 South Sixth LLC, a Delaware limited liability company (“Purchaser”), the purchaser of the Property (as defined below), and its lenders, and their respective successors and assigns

Re:
Lease Agreement dated February 10, 1999, between KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Landlord”), as successor-in-interest to Sixth and Nicollet, L.L.C., a Delaware limited liability company and Dorsey & Whitney LLP (“Tenant”), a Minnesota limited liability partnership (as amended, the “Lease”) concerning 50 South Sixth Street, Minneapolis, Minnesota (the “Project”)

Gentlemen:

The undersigned Tenant understands that Purchaser intends to acquire the property located at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”) from (“Seller”).  The undersigned Tenant does hereby certify to Seller, Purchaser and any lender of Purchaser as follows:

1.	Tenant is occupying and conducting business in the Leased Premises.

2.
The Base Rental under the Lease currently is $_______________, and the Base Rental Supplement currently is $_______________ per month payable in advance on the first day of each calendar month.  Base Rental and Base Rental Supplement-Landlord billed is paid through __________  ___, ____.

3.
Tenant’s Forecast Additional Rental under the Lease currently is $_______________ per month payable in advance on the first day of each calendar month, with the exception of May and October when Tenant’s Forecast Additional Rental is adjusted to $_______________ to reflect Tenant’s proportionate share of Property Taxes due.  Tenant’s Forecast Additional Rental is paid through _________  __, ____.

4.	Parking Rental under the Lease currently is $_______________ per month payable in advance on the first day of each calendar month. Parking Rental is paid through __________ __, ____.

5.	The Lease is in full force and effect and Tenant has not assigned or subleased its interest in the Lease except as specified on Schedule A attached to this Estoppel Certificate.

6.	A true and correct copy of the Lease and all amendments thereto is attached as Schedule B to this Estoppel Certificate.

7.	The Lease is the entire agreement between Landlord and Tenant concerning the Leased Premises.

8.	The Lease Term expires on September 30, 2016.

9.	Landlord has satisfied all of its obligations regarding the installation of leasehold improvements and the payment of allowances.

10.
To the current actual knowledge of Tenant, no Event of Default by Tenant or default by Landlord has occurred under the Lease and is continuing and no act or omission has occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant except as specified on Schedule A.

11.	Tenant is not entitled to any abatements, setoffs, or deductions from Rent under the Lease except as specified in Schedule A or in the Lease.

12.                      No Rent has been paid more than one month in advance.

13.	Tenant, with the cooperation of Landlord, has conducted an audit of the Actual Operating Expenses pursuant to Section 4.09 of the Lease.

Defined terms in the Lease have the same meanings in this Estoppel Certificate.

Dated: ____________________________

DORSEY & WHITNEY LLP,
a Minnesota limited liability partnership

By:
Name:
Title:

Exhibit T-1 – Page

SCHEDULE A
TO EXHIBIT T-1

I.	List any assignments or subleases or state NONE:

None

II.
List any Events of Default by Tenant that have occurred and are continuing or any acts or omissions that have occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Tenant or state NONE:

None

III.
List any Events of Default by Landlord that have occurred and are continuing or any acts or omissions that have occurred that with the giving of notice or passage of time or both would constitute an Event of Default by Landlord or state NONE:

None

IV.	List any abatements, setoffs, or deductions from Rent to which Tenant is entitled at this time or state NONE:

None

Schedule A to Exhibit T- 1 – Page

SCHEDULE B
TO EXHIBIT T-1
LEASE

[to be attached]

Schedule B to Exhibit T-1 – Page

EXHIBIT T-2
FORM OF ESTOPPEL FOR DELOITTE

TENANT ESTOPPEL CERTIFICATE

TO:           Hines Global REIT 50 South Sixth LLC, a Delaware limited liability company (“Purchaser”), the purchaser of the Property (as defined below), and its lenders, and their respective successors and assigns

Deloitte & Touche USA LLP (“Tenant”) understands that Purchaser intends to acquire the Property (as defined below) from KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by (“Landlord”).

Tenant hereby certifies to Purchaser, any lender of Purchaser (“Lender”) and Landlord and their respective successors and assigns as follows:

1. The undersigned Tenant is the tenant under that certain Lease dated October 22, 2007 relating to the lease of certain space (the “Premises”) in the improved property owned by Landlord and commonly located at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”).

2. True, correct and complete copies of the Lease and all amendments, modifications and supplements thereto are and attached as an exhibit to this Tenant Estoppel Certificate. The Lease is in full force and effect, and represents the entire agreement between Tenant and Landlord with respect to the Premises and the Property described herein. There are no amendments, modifications or supplements to the Lease, whether oral or written, except as described above.

3. The term of the Lease commenced on _______, 20__ and the expiration date of the initial term of the Lease is _______, 20__. Except as set forth in the Lease, the Lease does not contain an option for Tenant to terminate the Lease prior to this expiration date of the Lease.

4. Except as set forth in the Lease, Tenant has no options or rights to renew or extend the Term of the Lease, rights to lease additional space, rights to reduce the size of the Premises, rights to terminate the Lease, rights of first offer, rights to purchase any of the Property, rights of first refusal or any other options or rights in respect of the Premises or the Property.

5. Tenant has paid Base Rent and Tenant’s Forecast Additional Rental through _______, 20__.

6. Except as set forth in the Lease, there are no offsets or credits against rentals payable under the Lease and there are no future “free rent” periods, rental concessions or inducements to which Tenant is entitled. To the best of the knowledge of Tenant, as of the date of this Certificate, Tenant has no presently enforceable offsets or credits against Rent due or to become due under the Lease.

7. Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has Landlord provided financing for, or made loans or advances to Tenant.

8. A security deposit in the amount of $-0-is being held by Landlord.

9. Tenant has accepted and taken full possession of the Premises. Except for obligations pertaining to maintenance and repair set forth in the Lease, all construction work required to be performed or completed by Landlord as of the date hereof have been satisfied.  All reimbursements and allowances in respect of improvements have been paid.  The Improved Allowance (as defined in the Lease) due to Tenant pursuant to the Lease in connection with any initial construction work have been paid in full.

10. To the best of Tenant’s knowledge, Landlord is not in default in the performance of the terms and provisions of the Lease.

11. Tenant has not received any notice from Landlord of any uncured failure to perform and obligation as and when due, and, to the best of the knowledge of Tenant, Tenant is not in any respect in default under the Lease.

12. Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

13. To the best of Tenant’s knowledge, there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States or any state thereof.

14. To the best of Tenant’s knowledge, neither Tenant nor Tenant’s employees or contractors have processed, used, stored, disposed of, released or treated any explosive, corrosive, hazardous or toxic materials or substances, or materials capable of emitting toxic fumes, on the Premises or the Property, in any such case, in violation of the terms of the Lease.

The undersigned Tenant hereby executes and delivers this Tenant Estoppel Certificate to Purchaser, Lender and Landlord with the understanding that Purchaser, Lender and Landlord, and their respective successors and assigns, will rely hereon in connection with the purchase of, and the making of a loan secured by, the Property of which the Premises constitute a part; provided that Tenant shall have no liability to Purchaser or Landlord for misrepresentation as a result of any unintentional misstatement contained in this Tenant Estoppel Certificate (provided, however, that such unintentional misrepresentation shall not affect the effectiveness of this Tenant Estoppel Certificate, even as to the unintentional misrepresentation).

Exhibit T-2 – Page

DATED: _______, 2010                                                                Deloitte and Touche USA LLP

By: _______________________
Name: _____________________
Its: ________________________

Exhibit T-2 – Page

SCHEDULE B
TO EXHIBIT T-2
LEASE

[To be attached]

Schedule B to Exhibit T-2 – Page

EXHIBIT T-3

FORM OF ESTOPPEL FOR TENANTS OTHER THAN MAJOR TENANTS

TENANT ESTOPPEL CERTIFICATE

______________ ___, 2010

KanAm Grund Kapitalanlagegesellschaft mbH
The Forum
3290 Northside Parkway
Suite 840
Atlanta, Georgia 30327
Attention:	Mr. M. Gregory Moore
Mr. Manish Bhatia

________________________________
________________________________
________________________________
________________________________

Re:
Lease dated ______________ ___, 20__ (the “Lease”) executed between KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Landlord”), [as successor-in-interest to Sixth and Nicollet, L.L.C., a Delaware limited liability company], and _________________________, a _____________________ (“Tenant”), for those premises located at 50 South Sixth Street, Minneapolis, Minnesota.

Gentlemen:

The undersigned Tenant understands that Hines Global REIT 50 South Sixth LLC, a Delaware limited liability company, or its assigns (“Purchaser”) intend to acquire the property located at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”) from KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”).  The undersigned Tenant does hereby certify to Seller, Purchaser, any lender of Purchaser and their respective successors and assigns as follows:

A.	The Lease consists only of the documents identified in items 1 and 2 on Schedule A attached hereto (“Schedule A”).

B.	The Lease is in full force and effect and has not been assigned, modified, supplemented, or amended except as indicated in Item 2 on Schedule A.

C.	Tenant has not given Landlord written notice of any dispute between Landlord and Tenant or that Tenant considers Landlord in default under the Lease.

D.
Tenant does not claim any offsets or credits against rents payable under the Lease.  There are no tenant improvement or other allowances or landlord construction obligations that remain unpaid or unperformed except as set forth below:

_____________________________________________________

E.	Tenant has not paid a security or other deposit with respect to the Lease, except as shown in Item 3 on Schedule A.

F.	Tenant has fully paid rent on account of the month of ______________, 2010; the current monthly base rent under the Lease is as shown in Item 4 on Schedule A.

G.	Tenant has not paid any rentals in advance except for the current month of ______________, 2010.

H.	The term of the Lease commenced and will terminate on the dates indicated in Item 5 on Schedule A.

I.	Except as shown in Item 6 on Schedule A, Tenant has no right of first refusal or option to lease space in addition to the premises demised under the Lease.

J.	Tenant has no right of first refusal or option to purchase the Property or any part thereof.

K.	[Tenant, with the cooperation of Landlord, has conducted an audit of the Actual Operating Expenses pursuant to Section 4.09 of the Lease.] [To be included for Wells Fargo Bank, N.A. only]

L.
Tenant understands that this certificate is required in connection with Purchaser’s acquisition of the Property, and Tenant agrees that Purchaser and its successors and assigns (including any parties providing financing for the Property and their respective successors and assigns) will, and will be entitled to, rely on the truth of this certificate.

TENANT:

_________________________, a _____________________

By:

Name:
Title:

Exhibit T-3 – Page

SCHEDULE A
TO EXHIBIT T-3

1.           Lease:

Landlord:                                      KanAm Grund Kapitalanlagegesellschaft mbH,
[as successor-in-interest to Sixth and Nicollet, L.L.C.]
Tenant:                                      _________________________
Suite #:                                      ______
Date:                                      ______________ ___, 20__

2.           Modifications and/or Amendments

(a)           Date:                           _________________________

(b)           Date:                           _________________________

(c)           Date:                           _________________________

(If none, state “None”)

3.           Security Deposit
(Currently held by
Landlord)                                      $_________________________

(If none, state “None”)

4.           Current Monthly
Base Rent                                      $_________________________

5.           Commencement Date:                                      ______________ ___, 20__
Termination Date:                                      ______________ ___, 20__

6.           Right of First Refusal
Or Option to Lease	_________________________

(If none, state “None”)

If “yes”, does such right or option still exist or has such right or option been exercised or waived?

Still Exists ___                                      Exercised ___                                Waived ___

Schedule A to Exhibit T-3 – Page

EXHIBIT U

FORMS OF PE20 AND PE20A CERTIFICATE OF REAL ESTATE VALUE AND CERTIFICATE OF REAL ESTATE VALUE SUPPLEMENTAL SCHEDULE

SEE ATTACHED

Exhibit U – Page

SELLER:

KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH

By:
Name:
Title:

By:
Name:
Title:

BUYER:

HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company

By:____________________________
Name:_________________________
Title:__________________________

Exhibit U – Page

EXHIBIT V

SCHEDULE OF INSURANCE COVERAGE REQUIREMENTS

Purchaser and the Purchaser Parties will have in effect commercial general liability insurance naming Seller as an additional insured party, with (i) limits of not less than $5,000,000.00 per occurrence for personal injury, including bodily injury and death, and property damage, and (ii) waiver of subrogation.  Prior to entering the Property, Purchaser must deliver to Seller certificates of insurance evidencing such coverage, and further evidencing that such coverage may only be terminated or modified upon thirty (30) days’ prior written notice to Seller.

Exhibit V – Page 1

EXHIBIT W

MATERIAL TERMS OF PENDING RENEWALS/EXPANSIONS

[See Attached]

Exhibit W – Page 1

EXHIBIT X

LIST OF SECURITY DEPOSITS

[See Attached]

Exhibit X – Page 1

EXHIBIT Y

FORM OF CERTIFICATE AND RELEASE

CERTIFICATE AND RELEASE

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, _________________, a ___________________ (“Purchaser”) hereby certifies to KANAM GRUND KAPITALANLAGEGESELLSCHAFT MBH, a German limited liability company, for the benefit of KanAm US-grundinvest Fonds, a German open-end real estate fund sponsored by KanAm Grund Kapitalanlagegesellschaft mbH (“Seller”) as follows:

1.           Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated September ___, 2010 (as amended, the “Agreement”) regarding certain property located in Minneapolis, Minnesota and more particularly described on Exhibit A (the “Property”).

2.           Purchaser and its consultants, independent contractors, and other professional advisors of Purchaser’s choice have, or could have, (a) physically inspected the Property, (b) determined the fair market value of the Property in its AS IS condition, (c) satisfied themselves as to the financial performance of the Property and its potential return on investment, (d) analyzed the present and projected uses of the Property, (e) independently verified the completeness and accuracy of the Deliveries and all other information provided by Sellers and/or their agents which Purchaser deemed necessary or material in connection with the transactions contemplated by the Agreement, (f) independently tested and examined the Property from a physical, structural and environmental standpoint,  and (g) otherwise conducted a complete and thorough investigation and examination of the Property, employing the highest levels of due diligence and that Purchaser has accepted the Property AS IS.

3.           Purchaser releases Seller from and waives all claims against and liability of Seller to Purchaser for any structural, physical and environmental condition at the Property and further releases Seller from and waives all liability of Seller to Purchaser for any and all claims or causes of action based on, connected with, or arising out of any Environmental Laws, hazardous material, requirement or liability imposed under any other law or regulation or any governmental agency or regulatory body having jurisdiction over the Property, or otherwise asserted against the Property or Purchaser by any person or entity whatsoever.

4.           Purchaser has not relied upon any representation, inducement, or unperformed promise of Seller or Seller’s employees, agents, contractors, or investment advisors, extent to the extent expressly set forth and as expressly limited in Article 6 and Section 11.19 of the Agreement.

5.           All capitalized terms unless otherwise defined have the same meaning as set forth in the Agreement.

Exhibit Y - Page

IN WITNESS WHEREOF, Purchaser executed this Certificate and Release as of this ___ day of _________, 2010.

PURCHASER:
HINES GLOBAL REIT 50 SOUTH SIXTH LLC, a Delaware limited liability company By: _____________________________ Name: _______________________ Title: ________________________

Exhibit Y - Page

EXHIBIT A
TO EXHIBIT Y
LEGAL DESCRIPTION
PARCEL 1:

TRACT A:

Lots 2, 3, 4 and 5, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

TRACT B:

The Southwesterly 90 feet of Southeasterly 132 feet of Block 86, except the Southwesterly 45 feet of the Southeasterly 88 feet thereof, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

TRACT C:

That part of Lot 5, Block 86, Town of Minneapolis, lying Northwesterly of the Northwesterly line of Lot 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, and the Northeasterly extension of said Northwesterly line to the Northeasterly line of said Lot 5, according to the recorded plat thereof.

TRACT D:

The Southeasterly 22 feet of Lot 4, Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Torrens Certificate Number:  1165775

PARCEL 2:

The Southwesterly 45 feet of the Southeasterly 88 feet of Block 86, Town of Minneapolis, Hennepin County, Minnesota, according to the recorded plat thereof.

Torrens Certificate Number:  1165775

PARCEL 3:

Lots 6 and 7, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

PARCEL 4:

Lots 8, 9 and 10, Auditor’s Subdivision Number Eighty-two (82), Hennepin County, Minnesota, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said County.

Abstract Property

Together with the benefits of Skyway Agreement dated November 6, 1984, recorded October 21, 1987 in the office of the  Hennepin County Recorder as Document No. 5338110, and recorded November 2, 1987 in the office of the Hennepin County Registrar of Titles as Document No. 1884773; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the Hennepin County Recorder as Document No. 7554048, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442896.

Together with the benefits of Restated Skyway Agreement dated August 9, 1991, recorded May 16, 1997 in the office of the Hennepin County Recorder as Document No. 6734501, and recorded June 5, 1998 in the office of the Hennepin County Registrar of Titles as Document No. 3033126; as amended by Amended and Restated Skyway Agreement dated October 27, 2000, recorded October 5, 2001 in the office of the  Hennepin County Recorder as Document No. 7554047, and recorded October 9, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3442897.

Together with the benefits of Skyway Agreement dated October 28, 1985, recorded June 30, 1987 as Document No. 5290872 in the office of the Hennepin County Recorder, and recorded September 7, 1999 as Document No. 3200698 in the office of the Hennepin County Registrar of Titles; amended by Amended and Restated Skyway Agreement dated May 14, 1999, recorded June 14, 1999 in the office of the Hennepin County Recorder as Document No. 7128438 and recorded September 7, 1999 as Document No. 3200699 in the office of the Hennepin County Registrar of Titles.

Together with the benefits of a Party Wall Termination and Doorway Agreement dated June 3, 1999, recorded July 1, 1999 in the office of the Hennepin County Recorder as Document No. 7139563.  A Notice of Interest dated July 1, 1999, recorded  July 2, 1999 in the office of the Hennepin County Recorder as Document No. 7139717, and recorded July 6, 1999, in the office of the Hennepin County Registrar of Titles as Document No. 3176982.

Schedule A to Exhibit Y- Page

EXHIBIT Z

FORMS OF REPRESENTATION LETTERS

_______ __, 2010
Deloitte & Touche LLP
1111 Bagby Street, Suite 4500
Houston, TX 77002

We, Hines Interests Limited Partnership, the property manager (“Property Manager”) of the property located at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”) during the relevant period, and the undersigned are providing this letter in connection with your review of the statement of revenues and certain operating expenses of the Property for the period beginning January 1, 2010, and ending on the date of the purchase of the Property by _____________________ from KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Property Owner”) for the purpose of determining whether any material modifications should be made to the interim statement of revenues and certain operating expenses for them to conform with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the following:

a.
The fair presentation in the interim statement of revenues and certain operating expenses referred to above in conformity with accounting principles generally accepted in the United States of America (GAAP).

b.	The design and implementation of programs and controls to prevent and detect fraud since we acquired the Property.

c.
Establishing and maintaining effective internal control over financial reporting as it relates to the statement of revenues and certain operating expenses referred to above since we acquired the property.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your review.

1.	The interim statement of revenues and certain operating expenses referred to above have been prepared and presented in conformity with GAAP applicable to interim financial information.

2.
There are no significant deficiencies, including material weaknesses, in the design or operation of internal controls that could adversely affect the property’s ability to record, process, summarize and report interim financial data.

3.	We, as the Property Manager during the Relevant Period, have made available to you all:

a.	Financial records and related data.

4.	We, as the Property Manager during the Relevant Period, have reviewed and performed certain procedures to ascertain the information provided to you is complete and accurate for the Relevant Period.

5.	We, as the Property Manager during the Relevant Period, have no knowledge of any fraud or suspected fraud affecting the Property involving

a.	Property Manager or Property Owner.

b.	Employees who have significant roles in the Property Owner’s internal control over financial reporting.

c.	Others where the fraud could have a material effect on the statement of revenues and certain operating expenses.

6.
We have no knowledge of any allegations of fraud or suspected fraud affecting the Property received in communications from employees, former employees, regulators, tenants, property managers, or others.

7.	There have been no communications from regulatory agencies concerning noncompliance with or deficiencies in financial reporting practices relating to the Property.

8.
There are no unasserted claims or assessments that legal counsel for the undersigned has advised us are probable of assertion and must be disclosed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 450, Contingencies (formerly FASB Statement No. 5, Accounting for Contingencies).

9.
We believe that all revenues and expenses that are comparable to the future operations of the Property are properly disclosed in the interim statement of revenues and certain operating expenses in accordance with SEC regulation S-X Rule 3-14.

Except where otherwise stated below, immaterial matters less than $[______] collectively are not considered to be exceptions that require disclosure for the purpose of the following representations. This amount is not necessarily indicative of amounts that would require adjustment to or disclosure in the statement of revenues and certain operating expenses.

10.	There are no transactions that have not been properly recorded in the accounting records underlying the interim statement of revenues and certain operating expenses.

11.	The following, to the extent applicable, have been appropriately identified, properly recorded, and disclosed in the statement of revenues and certain operating expenses:

a.	Related-party transactions including sales, purchases, loans, transfers, leasing arrangements, and guarantees (written or oral)

b.	Guarantees, whether written or oral, under which the Property is contingently liable.

12.
In preparing the interim statement of revenues and certain operating expenses in conformity with GAAP, the Property Manager uses estimates. All estimates have been disclosed in the statement of revenues and certain operating expenses for which known information available prior to the issuance of the statement of revenues and certain operating expenses indicates that both of the following criteria are met:

a.
It is at least reasonably possible that the estimate of the effect on the statement of revenues and certain operating expenses of a condition, situation, or set of circumstances that existed at the date of the statement of revenues and certain operating expenses will change in the near term due to one or more future confirming events

b.	The effect of the change would be material to the interim statement of revenues and certain operating expenses.

13.
Risks associated with concentrations, based on information known to us, as the Property Manager during the Relevant Period, that meet all of the following criteria have been disclosed in the statement of revenues and certain operating expenses:

a.	The concentration exists at the date of the statement of revenues and certain operating expenses

b.	The concentration makes the enterprise vulnerable to the risk of a near-term severe impact

c.	It is at least reasonably possible that the events that could cause the severe impact will occur in the near term.

14.	There are no:

a.
Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the statement of revenues and certain operating expenses or as a basis for recording a loss contingency.

b.	Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC450, Contingencies (formerly FASB Statement No. 5, Accounting for Contingencies).

15.	The Property Owner has complied with all aspects of contractual agreements that may have an effect on the interim statement of revenues and certain operating expenses in the event of noncompliance.

16.
The Property Owner is responsible for determining and maintaining the adequacy of the allowance for doubtful accounts receivable, as well as estimates used to determine such amounts. We, as the Property Manager during the Relevant Period, believe the allowance is adequate to absorb currently estimated bad debts in the account balance.

17.	We believe that all expenditures that have been deferred to future periods are recoverable.

18.
No events have occurred after the date of the purchase of the Property by _____________________ that require consideration as adjustments to or disclosures in the aforementioned interim statement of revenues and certain operating expenses.

Exhibit Z - Page

Hines Interests Limited Partnership

By:
[___], Controller – Hines Interests Limited Partnership,
Property Manager

Hines Global REIT, Inc.

By:
Ryan Sims, Chief Accounting Officer of Hines Global REIT, Inc.

Hines Advisors Limited Partnership

By:
Shea Morgenroth, Senior Controller – Hines Advisors Limited Partnership

By:
Gordon Findlay, Controller/SEC Reporting – Hines Advisors Limited Partnership

Exhibit Z - Page

_____ __, 2010

Deloitte & Touche LLP

1111 Bagby Street, Suite 4500

Houston, TX 77002

We, Hines Interests Limited Partnership, the property manager (“Property Manager”) of the property located at 50 South Sixth Street, Minneapolis, Minnesota (the “Property”) during the relevant period, and the undersigned are providing this letter in connection with your review of the statement of revenues and certain operating expenses of the Property for the year begun January 1, 2009, and ended December 31, 2009 (the “Relevant Period”) for the purpose of expressing an opinion as to whether the statement of revenues and certain operating expenses presents fairly, in all material respects, revenues and certain operating expenses in conformity with accounting principles generally accepted in the United States of America. We confirm that we are responsible for the following:

a.	The fair presentation in the statement of revenues and certain operating expenses referred to above in conformity with accounting principles generally accepted in the United States of America (GAAP).

b.	The design and implementation of programs and controls to prevent and detect fraud since we acquired the Property.

c.
Establishing and maintaining effective internal control over financial reporting as it relates to the statement of revenues and certain operating expenses referred to above since we acquired the property.

Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement.

We confirm, to the best of our knowledge and belief, the following representations made to you during your audit.

1.	The statement of revenues and certain operating expenses referred to above is fairly presented in conformity with accounting principles generally accepted in the United States of America.

2.
There are no significant deficiencies, including material weaknesses, in the design or operation of internal controls that could adversely affect the property’s ability to record, process, summarize and report financial data.

3.	We, as the Property Manager during the Relevant Period, have made available to you all:

a.	Financial records and related data.

4.	We, as the Property Manager during the Relevant Period, have reviewed and performed certain procedures to ascertain the information provided to you is complete and accurate for the Relevant Period.

5.	There have been no communications from regulatory agencies concerning noncompliance with or deficiencies in financial reporting practices relating to the Property.

6.
We, as the Property Manager during the Relevant Period, have made available to you the results of the Property Manager’s assessment of the risk that the financial statement may be materially misstated as a result of fraud.

7.	We have no knowledge of any fraud or suspected fraud affecting the Property involving

a.	Property Manager or KanAm Grund Kapitalanlagegesellschaft mbH, a German limited liability company (“Property Owner”).

b.	Employees who have significant roles in the Property Owner’s internal control over financial reporting.

c.	Others where the fraud could have a material effect on the statement of revenues and certain operating expenses.

8.
We have no knowledge of any allegations of fraud or suspected fraud affecting the Property received in communications from employees, former employees, regulators, tenants, property managers, or others.

9.
There are no unasserted claims or assessments that legal counsel for the undersigned has advised us are probable of assertion and must be disclosed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 450, Contingencies (formerly FASB Statement No. 5, Accounting for Contingencies).

10.
We believe that all revenues and expenses that are comparable to the future operations of the Property are properly disclosed in the statement of revenues and certain operating expenses in accordance with SEC regulation S-X Rule 3-14.

Except where otherwise stated below, immaterial matters less than $[___] collectively are not considered to be exceptions that require disclosure for the purpose of the following representations. This amount is not necessarily indicative of amounts that would require adjustment to or disclosure in the statement of revenues and certain operating expenses.

11.	There are no transactions that have not been properly recorded in the accounting records underlying the statement of revenues and certain operating expenses.

12.	The following, to the extent applicable, have been appropriately identified, properly recorded, and disclosed in the statement of revenues and certain operating expenses:

a.	Related-party transactions including sales, purchases, loans, transfers, leasing arrangements, and guarantees (written or oral)

b.	Guarantees, whether written or oral, under which the Property is contingently liable.

13.
In preparing the statement of revenues and certain operating expenses in conformity with GAAP, the Property Manager uses estimates. All estimates have been disclosed in the statement of revenues and certain operating expenses for which known information available prior to the issuance of the statement of revenues and certain operating expenses indicates that both of the following criteria are met:

a.
It is at least reasonably possible that the estimate of the effect on the statement of revenues and certain operating expenses of a condition, situation, or set of circumstances that existed at the date of the statement of revenues and certain operating expenses will change in the near term due to one or more future confirming events

b.	The effect of the change would be material to the statement of revenues and certain operating expenses.

14.
Risks associated with concentrations, based on information known to us, as the Property Manager during the Relevant Period,  that meet all of the following criteria have been disclosed in the statement of revenues and certain operating expenses:

a.	The concentration exists at the date of the statement of revenues and certain operating expenses

b.	The concentration makes the enterprise vulnerable to the risk of a near-term severe impact

c.	It is at least reasonably possible that the events that could cause the severe impact will occur in the near term.

15.	There are no:

a.
Violations or possible violations of laws or regulations whose effects should be considered for disclosure in the statement of revenues and certain operating expenses or as a basis for recording a loss contingency.

b.	Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by FASB ASC 450, Contingencies (formerly FASB Statement No. 5, Accounting for Contingencies).

16.	The Property Owner has complied with all aspects of contractual agreements that may have an effect on the statement of revenues and certain operating expenses in the event of noncompliance.

17.
The Property Owner is responsible for determining and maintaining the adequacy of the allowance for doubtful accounts receivable, as well as estimates used to determine such amounts. We, as the Property Manager during the Relevant Period, believe the allowance is adequate to absorb currently estimated bad debts in the account balance.

18.	We believe that all expenditures that have been deferred to future periods are recoverable.

19.	No events have occurred after December 31, 2009 that require consideration as adjustments to or disclosures in the statement of revenues and certain operating expenses.

Hines Interests Limited Partnership

By:
[___], Controller – Hines Interests Limited Partnership,
Property Manager

Hines Global REIT, Inc.

By:
Ryan Sims, Chief Accounting Officer of Hines Global REIT, Inc.

Hines Advisors Limited Partnership

By:
Shea Morgenroth, Senior Controller – Hines Advisors Limited Partnership

By:
Gordon Findlay, Controller/SEC Reporting – Hines Advisors Limited Partnership